UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund:	BlackRock Funds V
BlackRock Inflation Protected Bond Portfolio
Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds V

➢	BlackRock Inflation Protected Bond Portfolio

BlackRock Funds II

➢	BlackRock Managed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

The Fund’s exposure to inflation in Japan detracted from performance, as the Bank of Japan signaled a continued need for accommodative policy and inflation expectations for that economy moved lower over the period. Positioning with respect to U.S. interest rates detracted as well, as the nominal U.S. Treasury yield curve flattened over the period. Finally, the Fund’s currency exposures negatively impacted return.

The Fund’s overweight position to U.S. inflation relative to the United Kingdom contributed to performance as U.S. inflation outperformed in the first quarter of 2018. Short positioning with respect to real interest rates in the United Kingdom benefited performance as U.K. rates rose in the first half of 2018. Tactical trading of U.K. rates added to performance in the second half of the period.

Describe recent portfolio activity.

Late in the period, the Fund moved to a short position in U.S. interest rates as risk sentiment deteriorated and U.S. Treasury yields declined, on the view that the market had overreacted to a perceived shift in Fed policy.

The Fund employed derivatives as a part of its investment strategy. The Fund used interest rate futures, swaps (interest rate and inflation) and options (bought and sold) to manage risk, for efficient implementation of investment views, and to achieve added value strategies. Aside from foreign currency forwards to manage currency exposure, futures and options on futures were the most important derivatives used to manage the Fund as they enabled the investment adviser to express certain breakeven positions and nominal rate and curve views. During the period, the Fund’s use of derivatives had an overall positive on Fund performance.

At period end, the Fund had a slightly elevated cash position. The Fund’s cash position did not have a material impact on performance for the 12 months.

Describe portfolio positioning at period end.

At period end, the Fund was positioned to benefit from any rise in U.S. Treasury yields. Outside of the United States, the Fund was positioned for U.K. inflation to decline as Brexit fears wane and lend support to the British pound sterling. The Fund also held a long inflation position and short nominal rates position in Japan, where low unemployment and rising capital expenditures could support higher rates and rising inflation expectations. The Fund also maintained an allocation to agency mortgage-backed securities, a long exposure to emerging market sovereign rates and a short position in German nominal rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Treasury Obligations	92%
Mortgage-Backed Securities	5
Foreign Government Obligations	3
Corporate Bonds	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	92%
AA/Aa	5
A	2
BBB/Baa	1
BB/Ba	—	(d)
B	—	(d)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Inflation Protected Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Inflation Protected Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.63%	2.53%	(1.80)%	(1.88)%	N/A	1.14%	N/A	3.16%	N/A
Service	2.39	2.22	(1.95)	(2.03)	N/A	0.87	N/A	2.88	N/A
Investor A	2.29	1.96	(1.89)	(2.08)	(6.00)%	0.85	0.03%	2.85	2.43%
Investor C	1.64	1.49	(2.30)	(2.75)	(3.70)	0.12	0.12	2.11	2.11
Class K	2.68	2.63	(1.82)	(1.81)	N/A	1.24	N/A	3.27	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	—	—	(1.24)	(1.26)	N/A	1.69	N/A	3.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Funds II, through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$982.00	$2.80	$1.70	$1,000.00	$1,022.38	$2.85	$1,023.49	$1.73
Service	1,000.00	980.50	4.04	2.95	1,000.00	1,021.12	4.13	1,022.23	3.01
Investor A	1,000.00	981.10	4.04	2.95	1,000.00	1,021.12	4.13	1,022.23	3.01
Investor C	1,000.00	977.00	7.82	6.68	1,000.00	1,017.29	7.98	1,018.45	6.82
Class K	1,000.00	981.80	2.70	1.45	1,000.00	1,022.48	2.75	1,023.74	1.48

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional, 0.81% for Service, 0.81% for Investor A , 1.57% for Investor C and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.34% for Institutional, 0.59% for Service, 0.59% for Investor A , 1.34% for Investor C and 0.29% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2018	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its customized benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index, except for Investor C Shares, which underperformed. For the same period, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund is managed within a risk-controlled framework, and it strives to maintain a consistent yield with a risk profile below that of the benchmark.

The Fund’s interest-rate risk management program was the largest contributor to performance, as rates moved higher during the period. Positions in securitized bonds via the BlackRock Allocation Target Shares Series A Portfolio aided results, as did an allocation to collateralized loan obligations. Investment-grade, floating-rate bonds also contributed to performance in the rising rate environment.

An allocation to investment-grade bonds — which were hurt by rising rates throughout much of the year, as well as concerns about the economic outlook in the fourth quarter — was the largest detractor. Investment-grade issues make up a large portion of the portfolio due to the Fund’s lower-risk objective. An allocation to equities was an additional detractor. Equity covered calls, in particular, suffered negative returns amid the general risk-off environment later in the year. A position in preferred stocks also detracted.

The Fund held derivatives during the year. In particular, the Fund held U.S. Treasury futures to manage the Fund’s positioning and offset risk during times of market distress, which contributed to performance. Risk-management strategies in equities and currencies also contributed. Equity covered calls, which the Fund used to provide an alternative source of income, were a small detractor.

Describe recent portfolio activity.

The Fund maintained a conservative positioning, with the bulk of the portfolio allocated to investment-grade bonds. After increasing its allocation to bank loans at mid-year, the Fund subsequently reduced its weighting in the category by year end. Loans benefited from expectations for higher interest rates, but the consensus shifted later in the year as moderating growth tempered the outlook for Fed policy in 2019. The Fund also decreased its allocation to international equities and maintained a preference for the United States, where growth opportunities appeared more attractive. The Fund added to agency mortgage-backed securities and investment-grade corporate bonds in an effort to capture their rising yields and help mitigate overall portfolio risk.

Describe portfolio positioning at period end.

The Fund was diversified across a number of income-producing asset classes — including investment-grade debt, bank loans, high yield bonds, global equities, preferred stocks, mortgage-backed securities, equity covered calls, and cash — and it continued to employ risk-management strategies. At the close of the period, the Fund’s duration stood at approximately 2.2 years, up from 1.6 years at June 30, 2018. (Duration is a measure of interest-rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Managed Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

(c)	A customized performance benchmark comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500 Index (30%).
(d)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.37%	4.01%	(0.31)%	(0.57)%	N/A	3.98%	N/A	5.97%	N/A
Investor A	3.95	3.63	(0.43)	(0.82)	(4.79)%	3.66	2.82%	5.64	5.21%
Investor C	3.36	2.96	(0.91)	(1.67)	(2.63)	2.88	2.88	4.86	4.86
Class K	4.43	4.10	(0.28)	(0.61)	N/A	4.04	N/A	6.06	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.65	0.01	N/A	2.52	N/A	3.48	N/A
Customized Reference Benchmark	—	—	(0.78)	(1.06)	N/A	4.43	N/A	6.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Investment Grade Bond Portfolio”. The Fund’s returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Long Duration Bond Portfolio”.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$996.90	$1.76	$1,000.00	$1,023.44	$1.79	0.35%
Investor A	1,000.00	995.70	3.02	1,000.00	1,022.18	3.06	0.60
Investor C	1,000.00	990.90	6.77	1,000.00	1,018.40	6.87	1.35
Class K	1,000.00	997.20	1.51	1,000.00	1,023.69	1.53	0.30

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	BlackRock Managed Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	54%
Investment Companies	35
Asset-Backed Securities	6
Equity-Linked Notes	3
Preferred Securities	2

(a)	Total investments exclude short-term securities.

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	9%
AA/Aa	10
A	30
BBB/Baa	47
BB/Ba	4
B	—	(d)
NR	—	(d)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, Equity-Linked Notes and Investment Companies.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On September 17, 2018, BlackRock Inflation Protected Bond Portfolio acquired all of the assets, subject to the liabilities, of a corresponding series of BlackRock Funds II (the “Predecessor Fund”) in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares (available only in BlackRock Inflation Protected Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to BlackRock Managed Income Fund’s Investor C Shares inception date of October 3, 2016, performance results are those of Class K Shares restated to reflect Investor C Share fees. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2018	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds — 0.5%

United States — 0.5%
Goldman Sachs & Co. LLC, (LIBOR USD 3 Month + 0.44%), 3.06%, 02/08/19(a)	USD	10,000	$9,993,761

Total Corporate Bonds — 0.5% (Cost: $10,000,000)			9,993,761

Foreign Government Obligations — 2.8%

Argentina — 0.1%
Republic of Argentina, 5.88%, 01/11/28		1,979	1,417,459

Brazil — 0.2%
Federative Republic of Brazil, 4.63%, 01/13/28		3,486	3,353,027

Colombia — 0.2%
Republic of Colombia, 3.88%, 04/25/27		3,392	3,236,816

Dominican Republic — 0.1%
Dominican Republic, 5.95%, 01/25/27		2,827	2,807,918

Ecuador — 0.1%
Republic of Ecuador, 9.65%, 12/13/26		1,626	1,477,627

Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28		3,728	3,625,480
Republic of Indonesia, 4.10%, 04/24/28(b)		307	297,406

			3,922,886

Japan — 1.2%
Japan Government CPI Linked Bond, 0.10%, 03/10/28	JPY	2,652,750	24,953,102

Mexico — 0.2%
United Mexican States:
3.75%, 01/11/28	USD	2,408	2,249,674
6.05%, 01/11/40		2,274	2,413,282

			4,662,956

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		2,326	2,401,595

Philippines — 0.1%
Republic of the Philippines:
3.00%, 02/01/28		492	465,555
9.50%, 02/02/30		1,223	1,799,846

			2,265,401

Russia — 0.1%
Russian Federation:
4.25%, 06/23/27		600	569,250
4.38%, 03/21/29		2,800	2,642,500

			3,211,750

South Africa — 0.1%
Republic of South Africa, 4.85%, 09/27/27		2,499	2,327,194

Turkey — 0.0%
Republic of Turkey, 5.13%, 02/17/28		1,173	1,026,375

Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27		1,403	1,406,157

Total Foreign Government Obligations — 2.8% (Cost: $58,635,213)			58,470,263

Mortgage-Backed Securities — 4.8%
Federal National Mortgage Association: 4.50%, 01/25/49 - 02/25/49(c)		98,860	102,333,778

Total Mortgage-Backed Securities — 4.8% (Cost: $101,498,920)			102,333,778

Security		Par (000)	Value

U.S. Treasury Obligations — 97.0%
U.S. Treasury Inflation Linked Bonds:
2.38%, 01/15/25 - 01/15/27	USD	83,912	$91,431,436
2.00%, 01/15/26		38,537	41,129,174
1.75%, 01/15/28		31,041	32,961,889
3.63%, 04/15/28		26,136	32,072,031
2.50%, 01/15/29		29,950	34,086,485
3.88%, 04/15/29		31,803	40,455,153
3.38%, 04/15/32(b)		12,081	15,491,793
2.13%, 02/15/40 - 02/15/41		37,176	43,806,122
0.75%, 02/15/42 - 02/15/45		93,639	84,197,699
0.63%, 02/15/43		27,034	23,690,724
1.38%, 02/15/44		40,799	42,118,213
1.00%, 02/15/46 - 02/15/48		55,232	52,351,360
0.88%, 02/15/47		32,758	30,068,428
U.S. Treasury Inflation Linked Notes:
1.38%, 01/15/20(b)		38,730	38,481,732
0.13%, 04/15/20 - 07/15/26(b)		565,828	545,661,508
1.25%, 07/15/20		59,518	59,396,181
1.13%, 01/15/21		68,079	67,768,204
0.63%, 07/15/21 - 01/15/26		144,736	142,016,684
0.63%, 04/15/23 - 01/15/24(b)		171,415	168,647,407
0.38%, 07/15/23 - 01/15/27		229,903	221,801,845
0.25%, 01/15/25		80,564	77,146,742
0.38%, 07/15/27(b)		66,644	63,222,711
0.50%, 01/15/28		66,092	63,073,314
0.75%, 07/15/28		44,140	43,203,726

Total U.S. Treasury Obligations — 97.0% (Cost: $2,076,662,313)			2,054,280,561

Total Long-Term Investments — 105.1% (Cost: $2,246,796,446)			2,225,078,363

Short-Term Securities — 7.5%

Foreign Government Obligations — 7.4%(d)

Japan — 7.4%
Japan Treasury Bills:
(0.29)%, 01/21/19	JPY	7,430,000	67,793,488
(0.26)%, 02/25/19		9,750,000	88,976,433

			156,769,921

Total Foreign Government Obligations — 7.4% (Cost: $152,396,377)			156,769,921

		Shares

Money Market Funds — 0.1%(e)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%		3,096,013	3,096,013

Total Money Market Funds — 0.1% (Cost: $3,096,013)			3,096,013

Total Short-Term Securities — 7.5% (Cost: $155,492,390)			159,865,934

Total Options Purchased — 0.0% (Cost: $430,143)			125,429

Total Investments Before Options Written and TBA Sale Commitments — 112.6% (Cost: $2,402,718,979)			2,385,069,726

Total Options Written — 0.0% (Premiums Received — $1,392,288)			(183,030)

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

TBA Sale Commitments — (1.8)%(c)
Federal National Mortgage Association, 4.50%, 01/25/49	36,900	$(38,209,518)

Total TBA Sale Commitments — (1.8)% (Proceeds: $38,041,213)		(38,209,518)

Total Investments Net of Options Written and TBA Sale Commitments — 110.8% (Cost: $2,363,285,478)		2,346,677,178

Liabilities in Excess of Other Assets — (10.8)%		(228,118,831)

Net Assets — 100.0%		$2,118,558,347

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(c)	Represents or includes a TBA transaction.
(d)	Rates are discount rates or a range of discount rates as of period end.
(e)	Annualized 7-day yield as of period end.

(f)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	18,558,903	—	(15,462,890	)(b)	3,096,013	$3,096,013	$137,217	$—	$—
iShares 1-3 Year Credit Bond ETF	—	230,000	(230,000)		—	—	40,092	(35,050)	—

						$3,096,013	$177,309	$(35,050)	$—

(a)	Includes net capital gains distributions, if applicable.
(b)	Represents net shares sold.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc.	3.30%	06/19/18	Open	(a)	$49,687,500	$50,212,324	U.S. Treasury Obligations	Open/Demand(a)
Nomura Securities International, Inc.	3.30	07/27/18	Open	(a)	26,656,250	26,887,893	U.S. Treasury Obligations	Open/Demand(a)
Credit Suisse Securities USA LLC	2.00	10/18/18	Open	(a)	252,892	253,814	Foreign Government Obligations	Open/Demand(a)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19		88,179,086	88,186,924	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19		24,543,750	24,545,932	U.S. Treasury Obligations	Overnight

					$189,319,478	$190,086,887

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
WTI Crude Oil(a)	69	02/19/19	$3,155	$(192,524)
U.S. Treasury 2 Year Note	212	03/29/19	45,010	317,422
WTI Crude Oil(a)	26	11/19/19	1,258	(607,113)

				(482,215)

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-Bund	681	03/07/19	$127,603	$(529,588)
Japan 10 Year Bond	45	03/13/19	62,603	(188,890)
U.S. Treasury 10 Year Note	632	03/20/19	77,114	(112,163)
U.S. Treasury 10 Year Ultra Bond	234	03/20/19	30,438	(113,648)
U.S. Treasury Long Bond	46	03/20/19	6,716	(291,179)
U.S. Treasury 5 Year Note	420	03/29/19	48,169	(355,102)
WTI Crude Oil(a)	75	05/20/19	3,520	195,699
3 Month Eurodollar	862	03/15/21	210,242	(600,809)

				(1,995,680)

				$(2,477,895)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,058,491	GBP	5,503,000	State Street Bank and Trust Co.	02/05/19	$32,333
USD	2,562,864	GBP	2,000,000	Westpac Banking Corp.	02/05/19	9,290
EUR	12,320,213	USD	14,197,000	Deutsche Bank AG	03/20/19	9,999
USD	3,549,000	AUD	5,023,312	Bank of America NA	03/20/19	6,207
USD	3,549,000	CAD	4,831,973	Goldman Sachs International	03/20/19	3,299
JPY	2,563,000,000	USD	23,822,138	Goldman Sachs International	03/16/20	452,750
USD	25,589,058	JPY	2,563,000,000	Morgan Stanley & Co. International plc	03/16/20	1,314,170

						1,828,048

USD	86,792,211	JPY	9,756,000,000	Goldman Sachs International	01/10/19	(2,275,739)
USD	66,408,988	JPY	7,435,223,290	State Street Bank and Trust Co.	01/22/19	(1,535,748)
USD	715,951	EUR	628,000	UBS AG	02/05/19	(5,667)
USD	24,470,151	JPY	2,761,276,000	State Street Bank and Trust Co.	02/05/19	(790,470)
AUD	20,102,374	USD	14,197,000	Morgan Stanley & Co. International plc	03/20/19	(19,393)
CAD	19,338,728	USD	14,197,000	Royal Bank of Canada	03/20/19	(6,246)
GBP	11,054,322	USD	14,197,000	Royal Bank of Scotland	03/20/19	(54,701)
USD	10,648,000	AUD	15,130,534	HSBC Bank plc	03/20/19	(23,116)
USD	10,648,000	CAD	14,511,437	Goldman Sachs International	03/20/19	(490)
USD	3,549,000	EUR	3,081,636	Deutsche Bank AG	03/20/19	(4,575)
USD	10,648,000	EUR	9,278,725	Goldman Sachs International	03/20/19	(51,721)
USD	10,648,000	GBP	8,396,452	Morgan Stanley & Co. International plc	03/20/19	(93,964)
USD	3,549,000	GBP	2,790,513	Royal Bank of Scotland	03/20/19	(21,031)

						(4,882,861)

	Net Unrealized Depreciation					$(3,054,813)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.71%	Citibank NA	05/29/20	USD	215,286	$125,352	$107,643	$17,709

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One-Touch	Citibank NA	01/28/19	USD	106.75	USD	106.75	USD	2,500	$77

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Inflation Rate Caps

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	04/26/22	EUR 14,495	$(412)	$(1,014,650)	$1,014,238

OTC Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.71%	Goldman Sachs Bank USA	05/29/20	USD 215,286	$(125,353)	$(96,879)	$(28,474)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	17	01/04/19	USD	121.00	USD	3,400	$(17,531)
U.S. Treasury 10 Year Note	17	01/11/19	USD	121.50	USD	1,700	(11,422)
U.S. Treasury 10 Year Note	17	01/18/19	USD	122.50	USD	1,700	(4,781)

							(33,734)

Put
U.S. Treasury 10 Year Note	17	01/04/19	USD	120.00	USD	3,400	—
3 Month Eurodollar January 2019 Futures	3,000	01/11/19	USD	97.13	USD	750,000	(18,750)
U.S. Treasury 10 Year Note	17	01/11/19	USD	120.50	USD	1,700	(531)
U.S. Treasury 10 Year Note	17	01/18/19	USD	121.50	USD	1,700	(4,250)

							(23,531)

							$(57,265)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.33%	At Termination	UK Retail Price Index All Items Monthly	At Termination	01/15/23	GBP	26,595	$221,787	$—	$221,787
3.57%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/23	GBP	9,670	(43,681)	—	(43,681)
3.71%	At Termination	UK Retail Price Index All Items Monthly	At Termination	12/15/23	GBP	6,044	(81,631)	—	(81,631)
3.46%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/27	GBP	23,810	204,709	—	204,709
UK Retail Price Index All Items Monthly	At Termination	3.41%	At Termination	01/15/28	GBP	26,595	(472,467)	—	(472,467)
UK Retail Price Index All Items Monthly	At Termination	3.61%	At Termination	11/15/28	GBP	9,670	107,442	—	107,442
UK Retail Price Index All Items Monthly	At Termination	3.70%	At Termination	12/15/28	GBP	6,044	149,385	—	149,385
UK Retail Price Index All Items Monthly	At Termination	3.55%	At Termination	11/15/32	GBP	23,810	23,959	—	23,959
UK Retail Price Index All Items Monthly	At Termination	3.60%	At Termination	11/15/42	GBP	14,345	440,643	—	440,643
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/47	GBP	14,345	(727,273)	—	(727,273)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	02/15/48	GBP	80	2,495	1,618	877

							$(174,632)	$1,618	$(176,250)

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.10%	Quarterly	3 month BBR	Quarterly	N/A		08/23/21	AUD	3,545	$(1,702)	$—	$(1,702)
2.29%	Semi-Annual	6 month BBR	Semi-Annual	N/A		11/02/21	AUD	3,480	(16,274)	—	(16,274)
2.58%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/21	CAD	7,213	(52,637)	—	(52,637)
6 month NIBOR	Semi-Annual	1.67%	Annual	N/A		12/06/21	NOK	57,066	12,538	—	12,538
6 month CIBOR	Semi-Annual	0.12%	Annual	N/A		12/06/21	DKK	42,532	11,341	1,074	10,267
3 month STIBOR	Quarterly	0.17%	Annual	N/A		12/06/21	SEK	59,159	(1,048)	815	(1,863)
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/21	USD	5,464	(65,061)	(1,444)	(63,617)
1.34%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/30/23	GBP	2,526	(8,563)	(2,613)	(5,950)
2.62%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/23	CAD	4,428	(51,701)	(462)	(51,239)
6 month EURIBOR	Semi-Annual	0.28%	Annual	N/A		12/04/23	EUR	3,453	20,468	473	19,995
6 month CIBOR	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	25,693	15,998	2,147	13,851
3 month STIBOR	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	35,879	6,491	1,183	5,308
3.00%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/23	USD	3,371	(65,842)	(1,688)	(64,154)
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	5,500	44,775	—	44,775
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	91,100	683,314	—	683,314
1.54%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/30/28	GBP	1,311	(18,606)	(3,386)	(15,220)
2.75%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/28	CAD	2,356	(43,976)	(1,045)	(42,931)
6 month EURIBOR	Semi-Annual	0.88%	Annual	N/A		12/04/28	EUR	1,785	17,951	280	17,671
6 month CIBOR	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	13,249	14,611	3,743	10,868
3 month STIBOR	Quarterly	1.16%	Annual	N/A		12/06/28	SEK	18,699	11,320	3,263	8,057
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/28	USD	1,806	(56,776)	(1,007)	(55,769)
2.91%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/48	CAD	998	(36,595)	(251)	(36,344)
1.73%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		12/04/48	GBP	523	(30,711)	740	(31,451)
6 month EURIBOR	Semi-Annual	1.46%	Annual	N/A		12/04/48	EUR	700	17,002	15	16,987
6 month CIBOR	Semi-Annual	1.53%	Annual	N/A		12/06/48	DKK	5,137	10,861	300	10,561
3 month STIBOR	Quarterly	1.68%	Annual	N/A		12/06/48	SEK	7,449	10,630	1,052	9,578
3.19%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/48	USD	782	(52,709)	(711)	(51,998)

									$375,099	$2,478	$372,621

(a)	Forward Swap.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	3 month Canadian Bankers Acceptances	2.24%
3 month BBR	Australian Bank Bill Rate	2.16%
3 month LIBOR	London Interbank Offered Rate	2.81%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.11%)
6 month BBR	Australian Bank Bill Rate	2.22%
6 month CIBOR	Copenhagen Interbank Offered Rate	(0.12%)
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)
6 month LIBOR	London Interbank Offered Rate	1.04%
6 month NIBOR	Norwegian Interbank Offered Rate	1.41%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$16,703	$(12,607)	$2,012,572	$(1,816,201)	$—
Options Written	N/A	N/A	1,259,056	(49,798)	(183,030)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$195,699	$—	$—	$—	$317,422	$—	$513,121
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,828,048	—	—	1,828,048
Options purchased
Investments at value — unaffiliated(b)	—	—	—	77	125,352	—	125,429
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	863,770	1,148,802	2,012,572

	$195,699	$—	$—	$1,828,125	$1,306,544	$1,148,802	$4,479,170

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$799,637	$—	$—	$—	$2,191,379	$—	$2,991,016
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,882,861	—	—	4,882,861
Options written
Options written, at value	—	—	—	—	182,618	412	183,030
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	491,149	1,325,052	1,816,201

	$799,637	$—	$—	$4,882,861	$2,865,146	$1,325,464	$9,873,108

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(392,432)	$—	$18,478	$—	$(2,542,368)	$—	$(2,916,322)
Forward foreign currency exchange contracts	—	—	—	2,956,865	—	—	2,956,865
Options purchased(a)	—	—	—	(1,891,922)	(4,719,154)	—	(6,611,076)
Options written	—	—	—	1,912,082	1,938,473	—	3,850,555
Swaps	—	—	—	—	1,447,249	5,777,545	7,224,794

	$(392,432)	$—	$18,478	$2,977,025	$(3,875,800)	$5,777,545	$4,504,816

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(603,938)	$—	$—	$—	$(2,819,356)	$—	$(3,423,294)
Forward foreign currency exchange contracts	—	—	—	(2,078,635)	—	—	(2,078,635)
Options purchased(b)	—	—	—	(322,423)	5,534,578	—	5,212,155
Options written	—	—	—	—	(1,994,844)	1,670	(1,993,174)
Swaps	—	—	—	—	1,401,405	(1,256,640)	144,765

	$(603,938)	$—	$—	$(2,401,058)	$2,121,783	$(1,254,970)	$(2,138,183)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$269,364,027
Average notional value of contracts — short	629,871,996
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	256,411,705
Average amounts sold — in USD	111,754,507
Options:
Average value of option contracts purchased	543,012
Average value of option contracts written	562,456
Average notional value of swaption contracts purchased	34,500,000
Average notional value of swaption contracts written	368,925,000
Interest rate swaps:
Average notional value — pays fixed rate	87,187,894
Average notional value — receives fixed rate	60,023,038
Inflation Swaps:
Average notional value — pay fixed rate	163,280,595
Average notional value — receives fixed rate	240,120,155

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$101,314	$543,400
Forward foreign currency exchange contracts	1,828,048	4,882,861
Options(a)	125,429	183,030
Swaps — Centrally cleared	205,677	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,260,468	$5,609,291
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(306,991)	(600,665)

Total derivative assets and liabilities subject to an MNA	$1,953,477	$5,008,626

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(d)
Bank of America NA	$6,207	$—	$—	$—	$6,207
Citibank NA	125,429	—	—	—	125,429
Deutsche Bank AG	9,999	(4,987)	—	—	5,012
Goldman Sachs International	456,049	(456,049)	—	—	—
Morgan Stanley & Co. International plc	1,314,170	(113,357)	—	—	1,200,813
State Street Bank & Trust Co.	32,333	(32,333)	—	—	—
Westpac Banking Corp.	9,290	—	—	—	9,290

	$1,953,477	$(606,726)	$—	$—	$1,346,751

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Inflation Protected Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Deutsche Bank AG	$4,987	$(4,987)	$—	$—	$—
Goldman Sachs Bank USA	125,353	—	—	—	125,353
Goldman Sachs International	2,327,950	(456,049)	—	—	1,871,901
HSBC Bank plc	23,116	—	—	—	23,116
Morgan Stanley & Co. International plc	113,357	(113,357)	—	—	—
Royal Bank of Canada	6,246	—	—	—	6,246
Royal Bank of Scotland	75,732	—	—	—	75,732
State Street Bank & Trust Co.	2,326,218	(32,333)	—	—	2,293,885
UBS AG	5,667	—	—	—	5,667

	$5,008,626	$(606,726)	$—	$—	$4,401,900

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds(a)	$—	$9,993,761	$—	$9,993,761
Foreign Government Obligations(a)	—	58,470,263	—	58,470,263
Mortgage-Backed Securities	—	102,333,778	—	102,333,778
U.S. Treasury Obligations	—	2,054,280,561	—	2,054,280,561
Short-Term Securities:
Foreign Government Obligations	—	156,769,921	—	156,769,921
Money Market Funds	3,096,013	—	—	3,096,013
Options Purchased:
Foreign currency exchange contracts	—	77	—	77
Interest rate contracts	—	125,352	—	125,352
Liabilities:
TBA Sale Commitments	—	(38,209,518)	—	(38,209,518)

	$3,096,013	$2,343,764,195	$—	$2,346,860,208

Derivative Financial Instruments(b)
Assets:
Commodity contracts	$195,699	$—	$—	$195,699
Foreign currency exchange contracts	—	1,828,048	—	1,828,048
Interest rate contracts	317,422	863,770	—	1,181,192
Other contracts	—	1,148,802	—	1,148,802
Liabilities:
Commodity contracts	(799,637)	—	—	(799,637)
Foreign currency exchange contracts	—	(4,882,861)	—	(4,882,861)
Interest rate contracts	(2,191,379)	(673,767)	—	(2,865,146)
Other contracts	—	(1,325,464)	—	(1,325,464)

	$(2,477,895)	$(3,041,472)	$—	$(5,519,367)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, forward foreign currency exchange contracts and options written are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $190,086,887 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 6.1%(a)
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.85%, 10/15/28(b)	USD	250	$250,500
Anchorage Capital CLO Ltd., Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 3.63%, 10/15/31(b)		500	493,146
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.99%, 05/24/30(b)		500	484,795
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.61%, 10/15/30(b)		250	248,326
Ares XXXVR CLO Ltd., Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 3.84%, 07/15/30(b)		1,000	1,001,917
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/26/31(b)		1,000	982,672
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.42%, 07/20/29(b)		500	495,116
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.96%, 01/20/29(b)		500	500,010
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.57%, 01/20/31(b)		500	493,051
Benefit Street Partners CLO X Ltd.(b):
Series 2016-10A, Class A1, (LIBOR USD 3 Month + 1.49%), 3.93%, 01/15/29		250	249,975
Series 2016-10A, Class A2, (LIBOR USD 3 Month + 2.00%), 4.44%, 01/15/29		250	249,967
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.67%, 05/15/31(b)		500	493,294
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.62%, 01/15/30(b)		250	247,751
CBAM Ltd.(b):
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.85%, 04/17/31		1,000	948,684
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.33%, 07/15/31		500	493,142
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.89%, 07/15/31		500	489,108
CIFC Funding Ltd.(b):
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.57%, 04/27/31		1,000	987,322
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.81%, 04/27/31		650	647,289
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.54%, 04/24/30		1,000	988,547
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.48%), 3.95%, 10/21/28		250	250,170
Grippen Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 3.73%, 01/20/30(b)		500	496,645
Highbridge Loan Management Ltd., Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 3.87%, 07/18/31(b)		500	483,819
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.67%, 04/25/29(b)		1,500	1,491,230
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.50%, 04/20/30(b)		1,000	985,879
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.72%, 10/20/30(b)		250	248,636
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.62%, 10/18/30(b)		750	743,977
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.69%, 10/20/26(b)		500	500,246
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.66%, 11/22/30(b)		250	248,892

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd., Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.36%, 07/16/31(b)	USD	1,000	$985,110
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 3.82%, 07/20/30(b)		1,000	998,777

Total Asset-Backed Securities — 6.1% (Cost: $18,395,777)			18,177,993

Corporate Bonds — 52.4%

Aerospace & Defense — 1.4%
Boeing Co. (The):
2.20%, 10/30/22		60	57,876
2.80%, 03/01/23		20	19,653
General Dynamics Corp., 3.88%, 07/15/21		420	429,272
Harris Corp.:
3.83%, 04/27/25		75	73,567
4.40%, 06/15/28		65	64,705
L3 Technologies, Inc.:
4.95%, 02/15/21		50	51,165
3.85%, 12/15/26		100	96,806
Lockheed Martin Corp.:
3.35%, 09/15/21		440	442,921
2.90%, 03/01/25		150	143,969
4.07%, 12/15/42		35	33,397
3.80%, 03/01/45		35	31,890
Northrop Grumman Corp.:
2.08%, 10/15/20		145	142,201
3.50%, 03/15/21		280	282,147
2.55%, 10/15/22		170	164,501
3.25%, 01/15/28		135	125,955
Rockwell Collins, Inc.:
2.80%, 03/15/22		65	63,179
3.20%, 03/15/24		50	48,151
3.50%, 03/15/27		45	42,241
United Technologies Corp.:
1.90%, 05/04/20		12	11,776
3.35%, 08/16/21		620	618,322
1.95%, 11/01/21		100	95,995
3.65%, 08/16/23		860	856,630
2.80%, 05/04/24		170	160,242
4.13%, 11/16/28		70	69,349
4.50%, 06/01/42		105	99,198

			4,225,108

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.25%, 04/01/26		65	61,705
4.55%, 04/01/46		90	81,798
4.05%, 02/15/48		40	33,506

			177,009

Airlines — 0.3%
American Airlines Pass-Through Trust, Series 2017-1, Class AA, 3.65%, 02/15/29		69	68,165
Delta Air Lines, Inc.:
2.88%, 03/13/20		50	49,668
2.60%, 12/04/20		105	103,248
3.63%, 03/15/22		258	252,476
3.80%, 04/19/23		100	98,400
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21		142	145,685
Virgin Australia Pass-Through Trust, Series 2013-1, Class B, 6.00%, 10/23/20(a)		27	27,320

			744,962

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components — 0.1%
Aptiv Corp., 4.15%, 03/15/24	USD	32	$32,032
Aptiv plc, 3.15%, 11/19/20		160	158,400
ZF North America Capital, Inc., 4.75%, 04/29/25(a)		150	139,600

			330,032

Automobiles — 0.6%
BMW US Capital LLC, 1.85%, 09/15/21(a)		25	23,965
Daimler Finance North America LLC, 2.30%, 02/12/21(a)		500	487,860
Ford Motor Co.:
4.35%, 12/08/26		20	17,816
5.29%, 12/08/46		11	9,031
General Motors Co.:
5.00%, 10/01/28		50	47,376
5.20%, 04/01/45		155	128,457
Hyundai Capital America(a):
1.75%, 09/27/19		20	19,745
2.55%, 04/03/20		40	39,482
Nissan Motor Acceptance Corp.(a):
2.55%, 03/08/21		40	38,878
3.15%, 03/15/21		75	73,940
2.65%, 07/13/22		50	47,813
Volkswagen Group of America Finance LLC(a):
2.40%, 05/22/20		400	393,781
3.88%, 11/13/20		200	200,976
4.00%, 11/12/21		200	199,876

			1,728,996

Banks — 16.3%
ANZ New Zealand Int’l Ltd., 2.20%, 07/17/20(a)		200	196,638
Australia & New Zealand Banking Group Ltd.:
3.30%, 05/17/21		450	449,546
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(c)		200	196,250
Banco Santander SA:
3.50%, 04/11/22		200	196,268
3.13%, 02/23/23		200	189,089
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(b)		80	78,568
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(b)		125	123,103
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(b)		1,810	1,810,272
2.50%, 10/21/22		210	202,194
3.30%, 01/11/23		80	78,789
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(b)		1,385	1,347,042
(LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/24(b)		60	59,274
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(b)		105	104,750
Series L, 3.95%, 04/21/25		350	339,127
4.45%, 03/03/26		325	321,293
Series DD, (LIBOR USD 3 Month + 4.55%), 6.30%(b)(c)		750	761,738
4.25%, 10/22/26		91	88,506
Series L, 4.18%, 11/25/27		135	129,757
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(b)		100	95,927
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(b)		100	94,832
Series L, 4.75%, 04/21/45		60	59,183
Bank of Montreal, 1.90%, 08/27/21		150	144,876
Bank of Nova Scotia (The):
2.15%, 07/14/20		30	29,579
2.45%, 09/19/22		160	154,483
Barclays Bank plc, (LIBOR USD 3 Month + 0.65%), 3.24%, 08/07/20(b)		250	249,425
Barclays plc:
3.20%, 08/10/21		350	340,146
(USD Swap Semi 5 Year + 6.77%), 7.88%(b)(c)		200	200,000
3.68%, 01/10/23		200	192,171
(LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(b)		200	198,312
(LIBOR USD 3 Month + 1.38%), 4.01%, 05/16/24(b)		200	190,444

Security		Par (000)	Value

Banks (continued)
BB&T Corp.:
5.25%, 11/01/19	USD	150	$152,507
2.15%, 02/01/21		480	469,899
2.05%, 05/10/21		100	97,373
3.20%, 09/03/21		760	759,254
2.75%, 04/01/22		230	226,104
BNP Paribas SA:
5.00%, 01/15/21		480	496,691
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(c)		225	229,219
3.50%, 03/01/23(a)		200	193,902
(USD Swap Semi 5 Year + 2.84%), 5.13%(a)(b)(c)		200	173,000
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33(a)(b)		200	187,221
Capital One NA, 2.95%, 07/23/21		425	418,010
Citibank NA, (LIBOR USD 3 Month + 0.30%), 2.77%, 10/20/20(b)		625	620,587
Citigroup, Inc.:
2.70%, 03/30/21		550	541,832
2.90%, 12/08/21		325	319,744
2.75%, 04/25/22		330	320,554
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(b)		60	58,935
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(b)		430	416,123
3.20%, 10/21/26		155	143,094
4.30%, 11/20/26		275	264,446
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(b)		50	48,246
(LIBOR USD 3 Month + 1.19%), 4.07%, 04/23/29(b)		60	58,377
Citizens Bank NA:
2.25%, 10/30/20		300	294,312
2.55%, 05/13/21		1,040	1,017,202
2.65%, 05/26/22		280	272,030
Commonwealth Bank of Australia:
2.30%, 03/12/20		250	247,387
2.50%, 09/18/22(a)		100	96,587
Cooperatieve Rabobank UA:
3.88%, 02/08/22		250	252,763
3.88%, 09/26/23(a)		300	301,038
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(c)		400	411,000
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 03/26/20		250	247,303
3.13%, 12/10/20		1,210	1,198,165
3.45%, 04/16/21		250	249,102
3.80%, 06/09/23		250	245,322
Danske Bank A/S:
2.20%, 03/02/20(a)		200	195,704
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(b)(c)		200	180,524
Discover Bank, 4.20%, 08/08/23		250	250,057
Fifth Third Bancorp:
2.60%, 06/15/22		180	175,095
(LIBOR USD 3 Month + 3.03%), 5.10%(b)(c)		175	152,031
Fifth Third Bank, 3.35%, 07/26/21		360	360,725
HSBC Holdings plc:
3.40%, 03/08/21		350	349,092
2.95%, 05/25/21		780	769,949
(USD Swap Rate 5 Year + 5.51%), 6.87%(b)(c)		400	411,100
4.88%, 01/14/22		250	258,416
4.25%, 03/14/24		225	223,292
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(b)		355	353,083
(USD Swap Rate 5 Year + 4.37%), 6.37%(b)(c)		200	192,000
(USD Swap Rate 5 Year + 3.61%), 6.50%(b)(c)		490	445,287
Huntington Bancshares, Inc.:
3.15%, 03/14/21		840	836,260
4.00%, 05/15/25		250	251,306

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Huntington National Bank (The), 3.25%, 05/14/21	USD	500	$498,757
ING Groep NV, 4.10%, 10/02/23		200	199,878
Intesa Sanpaolo SpA:
3.88%, 01/15/19		200	199,963
3.13%, 07/14/22(a)		375	346,730
JPMorgan Chase & Co.:
2.40%, 06/07/21		225	220,074
2.30%, 08/15/21		1,045	1,019,547
(LIBOR USD 3 Month + 0.61%), 3.41%, 06/18/22(b)		410	405,494
3.25%, 09/23/22		60	59,523
2.97%, 01/15/23		1,180	1,150,475
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(b)		275	266,653
3.38%, 05/01/23		175	171,173
2.70%, 05/18/23		260	249,738
(LIBOR USD 3 Month + 1.23%), 3.72%, 10/24/23(b)		260	259,934
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(b)		125	124,055
(LIBOR USD 3 Month + 0.89%), 3.37%, 07/23/24(b)		110	107,472
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(b)		25	24,268
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(b)		100	98,036
Series U, (LIBOR USD 3 Month + 0.95%), 3.51%, 02/02/37(b)		590	477,900
5.63%, 08/16/43		200	219,859
4.85%, 02/01/44		65	66,192
4.95%, 06/01/45		105	106,484
Series W, (LIBOR USD 3 Month + 1.00%), 3.62%, 05/15/47(b)		192	140,160
KeyBank NA, 3.35%, 06/15/21		250	250,780
KeyCorp, 2.90%, 09/15/20		325	322,547
Lloyds Banking Group plc:
3.10%, 07/06/21		600	588,379
4.05%, 08/16/23		310	306,256
(USD Swap Semi 5 Year + 4.50%), 7.50%(b)(c)		400	386,080
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(c)		200	170,750
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		63	62,118
2.67%, 07/25/22		95	92,324
3.46%, 03/02/23		100	99,386
3.76%, 07/26/23		210	210,968
Mizuho Financial Group, Inc., 2.63%, 04/12/21(a)		200	196,207
National Australia Bank Ltd., 2.50%, 01/12/21		250	245,843
Nordea Bank AB, 2.13%, 05/29/20(a)		200	196,964
Regions Bank, (LIBOR USD 3 Month + 0.50%), 3.37%, 08/13/21(b)		485	483,012
Royal Bank of Canada:
2.35%, 10/30/20		50	49,392
2.50%, 01/19/21		50	49,427
2.75%, 02/01/22		30	29,520
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(b)(c)		200	198,000
(USD Swap Semi 5 Year + 7.60%), 8.62%(b)(c)		400	414,000
3.88%, 09/12/23		200	191,738
(LIBOR USD 3 Month + 1.55%), 4.37%, 06/25/24(b)		200	191,072
Santander Holdings USA, Inc., 3.70%, 03/28/22		100	98,210
Santander UK Group Holdings plc, 2.88%, 08/05/21		255	245,987
Santander UK plc:
2.13%, 11/03/20		200	195,336
5.00%, 11/07/23(a)		200	195,298
Skandinaviska Enskilda Banken AB:
2.45%, 05/27/20(a)		750	741,508
2.80%, 03/11/22		470	460,517
Societe Generale SA(a)(b)(c):
(USD Swap Rate 5 Year + 5.87%), 8.00%		400	401,500
(USD Swap Semi 5 Year + 3.93%), 6.75%		200	170,050

Security		Par (000)	Value

Banks (continued)
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(a)(b)(c)	USD	200	$200,500
Sumitomo Mitsui Financial Group, Inc.:
(LIBOR USD 3 Month + 1.68%), 4.45%, 03/09/21(b)		120	122,311
2.44%, 10/19/21		450	438,774
3.10%, 01/17/23		265	259,950
SunTrust Bank:
2.25%, 01/31/20		30	29,644
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(b)		330	330,395
2.45%, 08/01/22		100	96,406
SunTrust Banks, Inc.:
2.70%, 01/27/22		455	443,756
4.00%, 05/01/25		40	40,129
Svenska Handelsbanken AB, 2.40%, 10/01/20		500	492,305
Swedbank AB, 2.65%, 03/10/21(a)		410	404,130
Toronto-Dominion Bank (The):
2.50%, 12/14/20		115	113,866
2.55%, 01/25/21		50	49,492
1.80%, 07/13/21		100	96,769
UBS Group Funding Switzerland AG:
2.95%, 09/24/20(a)		600	593,656
3.00%, 04/15/21(a)		400	396,907
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)(b)		200	192,357
(USD Swap Semi 5 Year + 4.87%), 7.00%(b)(c)		200	203,500
US Bancorp, Series V, 2.63%, 01/24/22		345	339,758
US Bank NA:
3.15%, 04/26/21		425	425,392
3.45%, 11/16/21		350	352,628
2.85%, 01/23/23		470	461,978
2.80%, 01/27/25		250	240,216
Wells Fargo & Co.:
2.55%, 12/07/20		300	295,773
2.50%, 03/04/21		350	344,250
2.10%, 07/26/21		300	290,634
3.50%, 03/08/22		420	418,602
2.63%, 07/22/22		395	380,883
3.00%, 02/19/25		75	70,682
4.90%, 11/17/45		75	73,131
4.40%, 06/14/46		190	174,289
Wells Fargo Bank NA, 2.60%, 01/15/21		250	246,895
Westpac Banking Corp.:
2.15%, 03/06/20		385	380,872
2.80%, 01/11/22		80	78,506
2.75%, 01/11/23		50	48,519
(USD Swap Rate 5 Year + 2.89%), 5.00%(b)(c)		435	360,718

			48,196,939

Beverages — 0.9%
Anheuser-Busch Cos. LLC(a):
3.65%, 02/01/26		270	255,298
4.70%, 02/01/36		150	139,110
4.90%, 02/01/46		97	89,956
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		920	904,724
3.30%, 02/01/23		865	841,082
Constellation Brands, Inc., 3.20%, 02/15/23		40	38,788
Keurig Dr. Pepper, Inc., 4.06%, 05/25/23(a)		55	54,810
Molson Coors Brewing Co., 2.10%, 07/15/21		175	168,727
PepsiCo, Inc., 2.15%, 10/14/20		25	24,688

			2,517,183

Biotechnology — 0.9%
AbbVie, Inc.:
2.90%, 11/06/22		250	243,257
3.20%, 11/06/22		125	123,134

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology (continued)
2.85%, 05/14/23	USD	530	$510,698
3.75%, 11/14/23		225	223,862
3.20%, 05/14/26		225	208,526
4.25%, 11/14/28		35	33,978
4.88%, 11/14/48		25	23,325
Amgen, Inc.:
3.88%, 11/15/21		100	101,322
3.63%, 05/15/22		55	55,378
4.40%, 05/01/45		100	93,519
Baxalta, Inc., 3.60%, 06/23/22		9	8,932
Celgene Corp., 2.25%, 08/15/21		30	29,084
Gilead Sciences, Inc.:
4.40%, 12/01/21		50	51,600
3.25%, 09/01/22		370	369,130
2.50%, 09/01/23		315	303,877
3.50%, 02/01/25		100	98,679
4.50%, 02/01/45		6	5,770
4.75%, 03/01/46		65	64,486
4.15%, 03/01/47		75	69,086

			2,617,643

Capital Markets — 2.8%
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(b)(c)		375	365,625
2.50%, 04/15/21		75	74,077
2.05%, 05/03/21		100	97,602
2.95%, 01/29/23		350	344,492
3.25%, 05/16/27		125	120,785
Credit Suisse AG, 3.00%, 10/29/21		300	296,196
Credit Suisse Group AG(a)(b)(c):
(USD Swap Semi 5 Year + 4.60%), 7.50%		425	414,375
(USD Swap Semi 5 Year + 4.33%), 7.25%		200	188,670
Deutsche Bank AG:
2.95%, 08/20/20		80	77,649
4.25%, 02/04/21		540	532,179
Goldman Sachs Group, Inc. (The):
Series L, (LIBOR USD 3 Month + 3.88%), 5.70%(b)(c)		125	121,887
2.60%, 12/27/20		65	63,783
3.00%, 04/26/22		275	266,322
(LIBOR USD 3 Month + 1.11%), 3.62%, 04/26/22(b)		1,170	1,156,837
3.63%, 01/22/23		70	68,899
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)		260	249,597
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(b)		75	71,443
3.50%, 01/23/25		50	47,396
3.75%, 02/25/26		100	94,565
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		125	120,299
5.15%, 05/22/45		105	98,190
ING Bank NV, 2.50%, 10/01/19(a)		250	248,862
Intercontinental Exchange, Inc.:
2.35%, 09/15/22		50	48,319
4.25%, 09/21/48		40	39,154
Moody’s Corp., 2.75%, 12/15/21		110	107,877
Morgan Stanley:
2.50%, 04/21/21		20	19,576
2.63%, 11/17/21		490	478,253
2.75%, 05/19/22		680	661,559
(LIBOR USD 3 Month + 0.93%), 3.40%, 07/22/22(b)		500	492,982
3.13%, 01/23/23		330	322,392
3.75%, 02/25/23		250	249,559
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(b)		95	94,191
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(b)		150	141,825
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		250	239,194
State Street Corp.(b):
Series F, (LIBOR USD 3 Month + 3.60%), 5.25%(c)		350	343,437

Security		Par (000)	Value

Capital Markets (continued)
(LIBOR USD 3 Month + 0.77%), 3.78%, 12/03/24	USD	55	$55,131

			8,413,179

Chemicals — 0.6%
Airgas, Inc., 2.38%, 02/15/20		30	29,879
Dow Chemical Co. (The), 4.38%, 11/15/42		89	78,101
DowDuPont, Inc.:
3.77%, 11/15/20		325	328,116
4.49%, 11/15/25		105	108,105
5.32%, 11/15/38		35	36,039
5.42%, 11/15/48		35	36,363
EI du Pont de Nemours & Co., 2.20%, 05/01/20		110	109,228
Praxair, Inc., 3.00%, 09/01/21		50	50,042
Sherwin-Williams Co. (The):
2.25%, 05/15/20		600	590,814
2.75%, 06/01/22		380	367,844
4.50%, 06/01/47		75	67,632

			1,802,163

Commercial Services & Supplies — 0.1%
RELX Capital, Inc., 3.50%, 03/16/23		40	39,683
Republic Services, Inc.:
5.25%, 11/15/21		60	63,515
3.38%, 11/15/27		35	33,528
3.95%, 05/15/28		15	15,010

			151,736

Communications Equipment — 0.2%
Cisco Systems, Inc.:
1.85%, 09/20/21		100	97,236
2.20%, 09/20/23		405	387,837

			485,073

Consumer Finance — 3.2%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		150	150,357
4.50%, 05/15/21		150	150,433
4.63%, 07/01/22		430	431,494
4.13%, 07/03/23		150	146,333
American Express Co.:
2.20%, 10/30/20		245	240,579
(LIBOR USD 3 Month + 0.53%), 3.17%, 05/17/21(b)		45	44,797
2.50%, 08/01/22		165	159,255
3.40%, 02/27/23		140	138,697
American Express Credit Corp., 2.38%, 05/26/20		150	148,427
American Honda Finance Corp.:
1.65%, 07/12/21		30	28,901
2.60%, 11/16/22		30	29,189
3.45%, 07/14/23		115	115,033
Capital One Financial Corp.:
Series E, (LIBOR USD 3 Month + 3.80%), 5.55%(b)(c)		450	433,400
2.40%, 10/30/20		75	73,426
3.05%, 03/09/22		580	565,692
3.50%, 06/15/23		135	132,580
4.25%, 04/30/25		150	148,888
Caterpillar Financial Services Corp.:
3.15%, 09/07/21		55	55,145
2.40%, 06/06/22		35	34,164
2.55%, 11/29/22		50	48,566
Discover Financial Services:
3.85%, 11/21/22		60	59,584
4.10%, 02/09/27		75	70,018
Ford Motor Credit Co. LLC:
2.68%, 01/09/20		500	491,717
2.46%, 03/27/20		200	195,787
2.43%, 06/12/20		1,380	1,343,739

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
3.34%, 03/18/21	USD	240	$232,875
3.81%, 10/12/21		400	388,478
4.13%, 08/04/25		200	180,156
General Motors Financial Co., Inc.:
2.65%, 04/13/20		130	127,829
3.70%, 11/24/20		960	956,118
3.20%, 07/06/21		55	53,724
4.38%, 09/25/21		160	160,310
3.25%, 01/05/23		775	729,835
3.70%, 05/09/23		330	313,972
4.15%, 06/19/23		35	34,102
4.00%, 01/15/25		50	46,771
4.30%, 07/13/25		35	33,167
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(b)(c)		150	126,750
Harley-Davidson Financial Services, Inc., 2.55%, 06/09/22(a)		40	38,162
HSBC USA, Inc., 2.75%, 08/07/20		100	98,912
John Deere Capital Corp.:
2.38%, 07/14/20		100	99,077
2.35%, 01/08/21		25	24,657
3.45%, 06/07/23		200	200,756
PACCAR Financial Corp., 2.80%, 03/01/21		60	59,457
Toyota Motor Credit Corp.:
1.90%, 04/08/21		50	49,017
2.75%, 05/17/21		125	124,295
2.80%, 07/13/22		50	49,341

			9,563,962

Containers & Packaging — 0.1%
WestRock Co.(a):
3.75%, 03/15/25		90	88,312
4.65%, 03/15/26		100	101,528
4.00%, 03/15/28		75	71,222

			261,062

Diversified Consumer Services — 0.0%
Boston University, Series CC, 4.06%, 10/01/48		21	21,064

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc., 3.90%, 04/20/23(a)		50	49,381
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/20		200	193,011
4.42%, 11/15/35		200	167,513
Shell International Finance BV:
2.25%, 01/06/23		400	384,689
3.50%, 11/13/23		180	182,008
3.63%, 08/21/42		25	22,662

			999,264

Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
3.20%, 03/01/22		1,320	1,302,122
2.63%, 12/01/22		170	163,310
3.60%, 02/17/23		410	407,459
4.10%, 02/15/28		20	19,232
4.30%, 02/15/30		129	121,903
4.50%, 05/15/35		150	134,670
5.35%, 09/01/40		70	68,003
5.45%, 03/01/47		5	4,883
4.50%, 03/09/48		145	124,078
Deutsche Telekom International Finance BV, 2.23%, 01/17/20(a)		150	148,135
Orange SA, 1.63%, 11/03/19		125	123,436
Telefonica Emisiones SA:
5.88%, 07/15/19		75	75,899
5.13%, 04/27/20		30	30,619

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.:
2.95%, 03/15/22	USD	295	$291,892
5.15%, 09/15/23		480	510,890
4.27%, 01/15/36		300	280,162
5.25%, 03/16/37		85	88,542
3.85%, 11/01/42		183	157,760
4.52%, 09/15/48		75	70,294
4.67%, 03/15/55		104	95,503

			4,218,792

Electric Utilities — 1.7%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		65	65,401
American Electric Power Co., Inc., 2.15%, 11/13/20		120	117,607
Baltimore Gas & Electric Co., 3.50%, 11/15/21		100	100,741
DTE Electric Co., 3.90%, 06/01/21		75	76,299
Duke Energy Carolinas LLC, 6.10%, 06/01/37		74	88,772
Duke Energy Corp.:
1.80%, 09/01/21		70	67,001
3.55%, 09/15/21		75	75,204
2.40%, 08/15/22		440	422,721
3.95%, 10/15/23		180	181,624
2.65%, 09/01/26		145	131,825
3.75%, 09/01/46		40	34,582
Duke Energy Progress LLC:
2.80%, 05/15/22		45	44,393
4.15%, 12/01/44		80	77,665
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(b)		120	120,230
Enel Finance International NV, 4.25%, 09/14/23(a)		400	391,114
Eversource Energy, Series K, 2.75%, 03/15/22		75	73,699
Exelon Corp.:
2.85%, 06/15/20		40	39,683
2.45%, 04/15/21		325	317,862
3.46%, 06/01/22		150	146,685
3.95%, 06/15/25		175	172,728
3.40%, 04/15/26		5	4,754
4.45%, 04/15/46		25	23,515
FirstEnergy Corp.:
Series A, 2.85%, 07/15/22		17	16,568
Series B, 3.90%, 07/15/27		200	193,842
Florida Power & Light Co., 4.13%, 02/01/42		100	100,836
Georgia Power Co.:
Series C, 2.00%, 09/08/20		45	43,978
2.85%, 05/15/22		45	44,207
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		40	39,715
NextEra Energy Capital Holdings, Inc.:
Series H, 3.34%, 09/01/20		235	235,466
3.55%, 05/01/27		15	14,314
Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48(a)		110	109,853
Pacific Gas & Electric Co.:
4.25%, 08/01/23(a)		120	111,189
4.65%, 08/01/28(a)		100	91,677
4.75%, 02/15/44		50	41,053
PacifiCorp, 4.10%, 02/01/42		50	48,553
PPL Electric Utilities Corp., 3.95%, 06/01/47		75	72,684
Progress Energy, Inc., 6.00%, 12/01/39		75	88,064
Southern Co. (The), 2.95%, 07/01/23		225	217,281
Virginia Electric & Power Co.:
5.00%, 06/30/19		10	10,077
2.95%, 01/15/22		90	89,020
Series C, 2.75%, 03/15/23		400	390,019
4.45%, 02/15/44		150	150,836

			4,883,337

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.:
2.20%, 04/01/20	USD	80	$78,816
4.00%, 02/01/22		60	61,471
Corning, Inc., 2.90%, 05/15/22		30	29,533

			169,820

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC:
3.20%, 08/15/21		20	19,769
2.77%, 12/15/22		75	71,955
Halliburton Co.:
3.80%, 11/15/25		65	62,984
5.00%, 11/15/45		115	112,911
Schlumberger Holdings Corp., 3.00%, 12/21/20(a)		190	188,353

			455,972

Entertainment — 0.3%
21st Century Fox America, Inc.:
6.40%, 12/15/35		75	93,567
6.15%, 03/01/37		50	61,329
NBCUniversal Enterprise, Inc., (LIBOR USD 3 Month + 0.40%), 2.80%, 04/01/21(a)(b)		100	99,021
Viacom, Inc.:
4.38%, 03/15/43		25	19,739
5.85%, 09/01/43		54	52,965
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(b)		110	99,824
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(b)		20	18,643
Warner Media LLC:
4.70%, 01/15/21		85	87,162
3.40%, 06/15/22		50	49,327
3.60%, 07/15/25		42	39,779
3.88%, 01/15/26		83	79,273
3.80%, 02/15/27		70	65,681
4.65%, 06/01/44		17	14,878

			781,188

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.:
2.80%, 06/01/20		77	76,408
3.30%, 02/15/21		200	198,853
2.25%, 01/15/22		525	502,429
3.50%, 01/31/23		160	157,244
AvalonBay Communities, Inc.:
3.63%, 10/01/20		30	30,172
3.95%, 01/15/21		25	25,277
2.95%, 09/15/22		30	29,542
2.90%, 10/15/26		75	70,766
Boston Properties LP, 4.13%, 05/15/21		20	20,271
Crown Castle International Corp.:
3.40%, 02/15/21		141	140,951
2.25%, 09/01/21		225	217,534
4.88%, 04/15/22		80	82,319
5.25%, 01/15/23		200	207,685
3.65%, 09/01/27		70	64,893
Duke Realty LP, 4.00%, 09/15/28		50	49,634
ERP Operating LP:
2.38%, 07/01/19		50	49,845
4.75%, 07/15/20		35	35,674
2.85%, 11/01/26		75	70,493
Prologis LP, 3.88%, 09/15/28		50	50,902
Realty Income Corp.:
3.25%, 10/15/22		95	94,074
3.00%, 01/15/27		125	116,218
Simon Property Group LP, 2.63%, 06/15/22		40	38,908

			2,330,092

Security		Par (000)	Value

Food & Staples Retailing — 0.7%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(a)	USD	175	$168,871
Kroger Co. (The), 4.45%, 02/01/47		65	56,950
Walgreen Co., 3.10%, 09/15/22		110	107,305
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19		225	223,716
3.30%, 11/18/21		1,090	1,084,987
3.45%, 06/01/26		80	75,271
Walmart, Inc.:
2.65%, 12/15/24		117	113,650
3.55%, 06/26/25		46	46,507
3.70%, 06/26/28		165	167,464
4.05%, 06/29/48		105	104,477

			2,149,198

Food Products — 0.5%
Campbell Soup Co., 3.30%, 03/15/21		135	134,298
Conagra Brands, Inc., (LIBOR USD 3 Month + 0.75%), 3.22%, 10/22/20(b)		140	139,607
General Mills, Inc.:
3.70%, 10/17/23		160	159,066
4.00%, 04/17/25		150	147,622
Kraft Heinz Foods Co.:
3.50%, 07/15/22		20	19,710
3.00%, 06/01/26		70	62,446
4.38%, 06/01/46		80	65,906
Tyson Foods, Inc.:
2.25%, 08/23/21		90	87,157
3.90%, 09/28/23		40	39,944
3.95%, 08/15/24		100	99,420
Wm Wrigley Jr Co.(a):
2.90%, 10/21/19		350	349,478
3.38%, 10/21/20		70	70,196

			1,374,850

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
2.55%, 03/15/22		100	97,420
3.88%, 09/15/25		40	40,503
3.75%, 11/30/26		43	42,467
4.75%, 11/30/36		85	88,735
Becton Dickinson and Co.:
2.40%, 06/05/20		205	201,801
3.13%, 11/08/21		250	246,564
2.89%, 06/06/22		400	387,408
3.70%, 06/06/27		143	135,255
Danaher Corp., 2.40%, 09/15/20		75	74,313
Medtronic, Inc.:
2.50%, 03/15/20		110	109,437
3.13%, 03/15/22		820	816,865
3.15%, 03/15/22		50	49,862
4.38%, 03/15/35		150	153,576
Stryker Corp., 4.38%, 01/15/20		50	50,772

			2,494,978

Health Care Providers & Services — 1.5%
Aetna, Inc.:
2.75%, 11/15/22		25	23,984
4.13%, 11/15/42		50	43,285
Anthem, Inc.:
2.95%, 12/01/22		305	297,448
4.10%, 03/01/28		40	39,205
4.65%, 01/15/43		30	29,142
4.38%, 12/01/47		25	23,251
CVS Health Corp.:
2.80%, 07/20/20		125	123,872

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
2.13%, 06/01/21	USD	430	$414,892
3.50%, 07/20/22		150	148,971
3.70%, 03/09/23		1,785	1,765,892
4.10%, 03/25/25		275	272,256
4.30%, 03/25/28		60	58,656
4.78%, 03/25/38		140	134,156
5.13%, 07/20/45		100	97,341
Halfmoon Parent, Inc., 3.20%, 09/17/20(a)		225	224,075
HCA, Inc.:
4.50%, 02/15/27		65	61,425
5.50%, 06/15/47		59	55,902
Kaiser Foundation Hospitals, 4.15%, 05/01/47		40	39,507
Northwell Healthcare, Inc., 4.26%, 11/01/47		19	18,057
UnitedHealth Group, Inc.:
2.70%, 07/15/20		160	159,428
3.35%, 07/15/22		120	120,550
3.10%, 03/15/26		60	57,905
4.38%, 03/15/42		85	85,131
4.75%, 07/15/45		105	111,090

			4,405,421

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., 3.95%, 10/15/20		80	81,031
Marriott International, Inc.:
2.88%, 03/01/21		60	59,167
Series N, 3.13%, 10/15/21		70	69,444
2.30%, 01/15/22		60	57,684
McDonald’s Corp.:
2.63%, 01/15/22		60	58,788
4.70%, 12/09/35		125	125,551
4.45%, 03/01/47		75	71,708
4.45%, 09/01/48		50	47,564

			570,937

Household Durables — 0.0%
Newell Brands, Inc.:
3.85%, 04/01/23		80	78,828
4.20%, 04/01/26		45	43,979

			122,807

Industrial Conglomerates — 0.1%
General Electric Co.:
4.38%, 09/16/20		125	124,822
5.88%, 01/14/38		15	14,341
4.50%, 03/11/44		34	27,730
Honeywell International, Inc., 1.85%, 11/01/21		40	38,657
Roper Technologies, Inc., 2.80%, 12/15/21		50	48,984

			254,534

Insurance — 0.5%
American International Group, Inc., 3.38%, 08/15/20		46	46,103
Aon plc:
2.80%, 03/15/21		190	187,931
4.45%, 05/24/43		90	81,603
Hartford Financial Services Group, Inc. (The):
5.13%, 04/15/22		70	73,379
(LIBOR USD 3 Month + 2.13%), 4.74%, 02/12/47(a)(b)		100	80,000
4.40%, 03/15/48		20	18,653
Jackson National Life Global Funding, 2.50%, 06/27/22(a)		80	77,344
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20		30	29,734
2.75%, 01/30/22		40	39,206
3.50%, 06/03/24		100	98,503
MetLife, Inc., 4.72%, 12/15/44		35	35,688
Metropolitan Life Global Funding I, 2.40%, 01/08/21(a)		450	443,147
New York Life Global Funding, 2.00%, 04/13/21(a)		50	48,720

Security		Par (000)	Value

Insurance (continued)
Principal Life Global Funding II, 2.63%, 11/19/20(a)	USD	50	$49,447
Prudential Financial, Inc., 3.88%, 03/27/28		60	60,297
Teachers Insurance & Annuity Association of America(a):
6.85%, 12/16/39		7	9,102
4.27%, 05/15/47		50	47,856
Travelers Cos., Inc. (The), 4.30%, 08/25/45		35	35,208
Willis Towers Watson plc, 5.75%, 03/15/21		94	98,306

			1,560,227

Interactive Media & Services — 0.1%
Baidu, Inc.:
2.75%, 06/09/19		200	199,697
3.00%, 06/30/20		200	199,035

			398,732

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.:
3.30%, 12/05/21		30	30,367
2.40%, 02/22/23		50	48,409
2.80%, 08/22/24		50	48,598
3.15%, 08/22/27		220	212,406
3.88%, 08/22/37		105	101,404
Booking Holdings, Inc., 2.75%, 03/15/23		40	38,393
eBay, Inc., 2.75%, 01/30/23		50	48,070
Expedia Group, Inc., 5.95%, 08/15/20		100	103,319

			630,966

IT Services — 0.7%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		194	194,882
2.25%, 08/15/21		680	656,664
Series 30Y, 4.75%, 05/15/48		25	23,239
IBM Credit LLC, 3.45%, 11/30/20		805	809,162
International Business Machines Corp., 2.88%, 11/09/22		100	97,684
Total System Services, Inc.:
3.75%, 06/01/23		35	34,715
4.80%, 04/01/26		50	50,389
Visa, Inc.:
2.80%, 12/14/22		115	113,557
3.15%, 12/14/25		155	152,317

			2,132,609

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
3.60%, 08/15/21		100	100,294
3.30%, 02/15/22		335	333,573
3.15%, 01/15/23		200	196,000
3.00%, 04/15/23		60	58,373
2.95%, 09/19/26		50	46,143

			734,383

Media — 2.1%
CBS Corp., 4.30%, 02/15/21		30	30,413
Charter Communications Operating LLC:
3.58%, 07/23/20		30	29,968
3.58%, 07/23/20(a)		20	20,012
4.46%, 07/23/22		1,935	1,953,587
4.50%, 02/01/24		140	139,787
6.38%, 10/23/35		59	60,560
6.48%, 10/23/45		246	252,873
6.83%, 10/23/55		12	12,204
Comcast Corp.:
1.63%, 01/15/22		20	19,141
2.85%, 01/15/23		280	274,557
2.75%, 03/01/23		60	58,396
3.70%, 04/15/24		760	764,640

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
3.15%, 03/01/26	USD	85	$81,329
4.15%, 10/15/28		75	76,157
3.20%, 07/15/36		50	43,010
4.60%, 10/15/38		135	136,320
4.65%, 07/15/42		15	14,843
4.00%, 03/01/48		42	38,272
4.70%, 10/15/48		45	45,490
4.95%, 10/15/58		45	45,749
Cox Communications, Inc.(a):
3.25%, 12/15/22		510	498,225
3.15%, 08/15/24		60	57,720
3.50%, 08/15/27		75	69,147
Discovery Communications LLC:
5.05%, 06/01/20		50	51,121
3.30%, 05/15/22		50	49,016
2.95%, 03/20/23		400	382,697
3.25%, 04/01/23		200	193,309
3.45%, 03/15/25		50	46,726
5.00%, 09/20/37		75	69,568
5.20%, 09/20/47		60	55,142
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		55	55,068
3.75%, 10/01/21		20	20,125
4.65%, 10/01/28		110	108,565
Omnicom Group, Inc., 4.45%, 08/15/20		130	132,220
Sky plc, 3.75%, 09/16/24(a)		200	199,267
Time Warner Cable LLC:
4.00%, 09/01/21		100	99,392
4.50%, 09/15/42		37	29,745

			6,214,361

Metals & Mining — 0.1%
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22		25	24,804
5.00%, 09/30/43		25	27,313
Newmont Mining Corp.:
3.50%, 03/15/22		40	39,583
4.88%, 03/15/42		25	23,639
Southern Copper Corp., 5.88%, 04/23/45		25	25,406
Vale Overseas Ltd.:
4.38%, 01/11/22		30	30,375
6.25%, 08/10/26		75	81,000

			252,120

Multiline Retail — 0.0%
Target Corp., 3.90%, 11/15/47		5	4,584

Multi-Utilities — 0.4%
Berkshire Hathaway Energy Co.:
2.38%, 01/15/21		60	59,180
5.95%, 05/15/37		15	17,544
CenterPoint Energy, Inc.:
3.60%, 11/01/21		75	75,157
2.50%, 09/01/22		25	23,910
3.85%, 02/01/24		115	115,558
CMS Energy Corp., 3.00%, 05/15/26		45	42,314
Consumers Energy Co., 2.85%, 05/15/22		25	24,727
Dominion Energy, Inc., 4.10%, 04/01/21(d)		35	35,202
DTE Energy Co.:
Series D, 3.70%, 08/01/23		60	59,580
Series F, 3.85%, 12/01/23		100	100,272
NiSource, Inc., 4.80%, 02/15/44		107	103,593
Sempra Energy(b):
(LIBOR USD 3 Month + 0.50%), 2.94%, 01/15/21		40	39,328
(LIBOR USD 3 Month + 0.45%), 3.24%, 03/15/21		200	195,926

Security		Par (000)	Value

Multi-Utilities (continued)
WEC Energy Group, Inc., 3.38%, 06/15/21	USD	305	$304,808

			1,197,099

Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp., 6.45%, 09/15/36		75	81,000
Andeavor Logistics LP:
6.25%, 10/15/22		8	8,160
3.50%, 12/01/22		210	204,270
4.25%, 12/01/27		25	23,600
Apache Corp.:
3.63%, 02/01/21		71	70,879
3.25%, 04/15/22		40	39,177
4.38%, 10/15/28		85	79,390
BP Capital Markets America, Inc.:
4.50%, 10/01/20		30	30,716
3.25%, 05/06/22		280	277,572
2.52%, 09/19/22		30	29,012
3.79%, 02/06/24		85	85,917
BP Capital Markets plc:
2.52%, 01/15/20		50	49,842
3.56%, 11/01/21		50	50,432
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.37%, 01/22/78(b)		50	40,623
Canadian Natural Resources Ltd.:
2.95%, 01/15/23		65	62,130
3.85%, 06/01/27		20	18,866
Cenovus Energy, Inc.:
3.00%, 08/15/22		150	142,397
4.25%, 04/15/27		50	45,541
5.40%, 06/15/47		25	21,526
Chevron Corp.:
2.41%, 03/03/22		75	73,422
2.50%, 03/03/22		70	68,649
2.36%, 12/05/22		50	48,420
Cimarex Energy Co., 3.90%, 05/15/27		125	115,993
Concho Resources, Inc., 3.75%, 10/01/27		130	122,377
Continental Resources, Inc.:
5.00%, 09/15/22		300	297,872
4.50%, 04/15/23		620	610,190
3.80%, 06/01/24		75	71,000
4.38%, 01/15/28		125	117,595
4.90%, 06/01/44		55	48,679
Devon Energy Corp.:
4.00%, 07/15/21		50	50,049
3.25%, 05/15/22		500	487,225
4.75%, 05/15/42		50	43,244
Enbridge Energy Partners LP, 4.38%, 10/15/20		35	35,409
Enbridge, Inc.:
2.90%, 07/15/22		230	222,585
3.70%, 07/15/27		100	94,714
4.50%, 06/10/44		5	4,778
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(b)		400	359,192
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(b)		175	157,261
Encana Corp., 3.90%, 11/15/21		595	595,503
Energy Transfer Operating LP:
4.15%, 10/01/20		130	130,785
4.65%, 06/01/21		400	406,957
5.20%, 02/01/22		860	883,186
3.60%, 02/01/23		185	178,234
4.20%, 04/15/27		200	186,386
6.50%, 02/01/42		100	99,802
5.30%, 04/15/47		40	35,255
Energy Transfer Partners LP, 5.75%, 09/01/20		150	153,944

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
5.20%, 09/01/20	USD	100	$103,076
2.85%, 04/15/21		100	99,002
3.35%, 03/15/23		65	64,112
6.45%, 09/01/40		106	124,405
4.90%, 05/15/46		40	38,743
4.25%, 02/15/48		15	13,296
4.80%, 02/01/49		25	24,287
EOG Resources, Inc.:
2.45%, 04/01/20		65	64,370
2.63%, 03/15/23		425	408,297
Exxon Mobil Corp., 3.04%, 03/01/26		50	48,778
Hess Corp.:
5.60%, 02/15/41		75	65,995
5.80%, 04/01/47		11	9,873
Kinder Morgan Energy Partners LP:
3.50%, 03/01/21		430	428,677
5.00%, 10/01/21		550	565,574
4.15%, 03/01/22		50	50,369
6.38%, 03/01/41		157	166,626
Kinder Morgan, Inc.:
3.05%, 12/01/19		16	15,908
3.15%, 01/15/23		320	310,956
5.55%, 06/01/45		39	38,624
Marathon Oil Corp., 4.40%, 07/15/27		160	152,032
Marathon Petroleum Corp., 4.75%, 09/15/44		84	74,076
MPLX LP:
3.38%, 03/15/23		50	48,532
4.88%, 12/01/24		100	101,793
4.50%, 04/15/38		40	34,934
4.70%, 04/15/48		80	69,480
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		50	50,864
3.13%, 02/15/22		50	49,719
Pioneer Natural Resources Co.:
7.50%, 01/15/20		50	51,957
3.45%, 01/15/21		50	49,850
4.45%, 01/15/26		50	50,482
Plains All American Pipeline LP:
5.00%, 02/01/21		50	50,854
3.65%, 06/01/22		250	245,433
4.90%, 02/15/45		50	42,728
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		155	161,720
5.88%, 06/30/26		100	105,881
Spectra Energy Partners LP, 4.75%, 03/15/24		65	66,799
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20		25	25,482
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,190
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)		25	24,041
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		75	75,482
2.50%, 08/01/22		400	383,880
4.63%, 03/01/34		15	14,338
7.63%, 01/15/39		50	62,280
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(b)		603	567,182
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		130	127,119
Williams Cos., Inc. (The):
4.00%, 11/15/21		50	50,195
3.60%, 03/15/22		695	681,941
3.35%, 08/15/22		360	352,304
3.70%, 01/15/23		40	39,020
4.50%, 11/15/23		100	100,527

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.30%, 03/04/24	USD	125	$124,564
4.55%, 06/24/24		50	50,486

			13,796,889

Paper & Forest Products — 0.0%
Georgia-Pacific LLC(a):
2.54%, 11/15/19		60	59,545
3.73%, 07/15/23		25	25,238

			84,783

Pharmaceuticals — 1.6%
Allergan Funding SCS:
3.45%, 03/15/22		1,952	1,920,851
3.80%, 03/15/25		75	73,217
4.85%, 06/15/44		46	43,433
Bayer US Finance II LLC, 2.20%, 07/15/22(a)		30	28,145
Johnson & Johnson:
2.45%, 03/01/26		160	150,274
3.55%, 03/01/36		65	61,627
Merck & Co., Inc.:
3.60%, 09/15/42		50	47,229
3.70%, 02/10/45		20	19,208
Mylan NV:
2.50%, 06/07/19		58	57,727
3.15%, 06/15/21		200	195,593
Pfizer, Inc., 4.30%, 06/15/43		70	71,367
Sanofi, 4.00%, 03/29/21		50	51,137
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		25	24,650
2.40%, 09/23/21		1,200	1,160,380
2.88%, 09/23/23		950	898,051

			4,802,889

Professional Services — 0.0%
Verisk Analytics, Inc., 4.13%, 09/12/22		50	50,650

Road & Rail — 1.2%
Burlington Northern Santa Fe LLC:
3.60%, 09/01/20		40	40,392
3.45%, 09/15/21		40	40,407
3.00%, 04/01/25		150	145,336
4.90%, 04/01/44		75	80,862
CSX Corp.:
3.25%, 06/01/27		100	94,086
3.80%, 03/01/28		75	73,584
ERAC USA Finance LLC(a):
2.35%, 10/15/19		50	49,662
2.60%, 12/01/21		25	24,324
Norfolk Southern Corp.:
2.90%, 06/15/26		125	118,365
3.80%, 08/01/28		40	40,011
4.15%, 02/28/48		30	27,992
Penske Truck Leasing Co. LP(a):
3.05%, 01/09/20		50	49,787
3.38%, 02/01/22		780	771,292
4.25%, 01/17/23		25	25,376
2.70%, 03/14/23		115	109,718
4.13%, 08/01/23		200	199,647
Ryder System, Inc.:
2.65%, 03/02/20		200	198,159
2.88%, 09/01/20		455	451,374
3.50%, 06/01/21		500	500,645
3.40%, 03/01/23		215	212,169
3.75%, 06/09/23		40	39,754
3.88%, 12/01/23		100	100,133

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
Union Pacific Corp.:
4.50%, 09/10/48	USD	80	$78,884
4.80%, 09/10/58		60	59,706

			3,531,665

Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc.:
2.50%, 12/05/21		100	97,615
3.13%, 12/05/23		25	24,284
Applied Materials, Inc., 3.30%, 04/01/27		80	76,757
Broadcom Corp.:
2.38%, 01/15/20		225	222,190
3.00%, 01/15/22		223	214,460
3.63%, 01/15/24		85	80,419
3.88%, 01/15/27		21	18,839
Intel Corp.:
3.30%, 10/01/21		50	50,529
2.70%, 12/15/22		30	29,549
KLA-Tencor Corp.:
4.13%, 11/01/21		100	101,612
4.65%, 11/01/24		24	24,596
Lam Research Corp.:
2.75%, 03/15/20		70	69,342
2.80%, 06/15/21		805	796,034
3.80%, 03/15/25		30	30,002
NVIDIA Corp., 3.20%, 09/16/26		150	142,267
NXP BV(a):
4.63%, 06/15/22		890	876,650
4.88%, 03/01/24		65	65,285
QUALCOMM, Inc.:
3.00%, 05/20/22		895	880,503
2.60%, 01/30/23		55	52,928
3.25%, 05/20/27		100	93,020
4.30%, 05/20/47		30	26,645
Texas Instruments, Inc., 2.75%, 03/12/21		105	104,365

			4,077,891

Software — 0.9%
Autodesk, Inc.:
3.13%, 06/15/20		30	29,882
3.60%, 12/15/22		50	49,575
3.50%, 06/15/27		75	70,102
CA, Inc.:
3.60%, 08/01/20		30	29,952
3.60%, 08/15/22		40	39,048
Microsoft Corp.:
1.55%, 08/08/21		35	34,001
2.38%, 05/01/23		30	29,358
2.40%, 08/08/26		180	167,823
3.45%, 08/08/36		70	65,930
4.10%, 02/06/37		45	46,177
3.70%, 08/08/46		275	263,446
Oracle Corp.:
2.80%, 07/08/21		100	99,515
2.50%, 05/15/22		1,405	1,374,838
2.40%, 09/15/23		250	239,908
2.65%, 07/15/26		100	92,676
3.90%, 05/15/35		75	71,792
3.85%, 07/15/36		25	23,612
4.00%, 07/15/46		54	50,387
VMware, Inc., 2.95%, 08/21/22		30	28,595

			2,806,617

Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.90%, 06/15/47		75	70,758

Security		Par (000)	Value

Specialty Retail (continued)
Lowe’s Cos., Inc., 3.70%, 04/15/46	USD	77	$62,797
O’Reilly Automotive, Inc., 4.63%, 09/15/21		80	82,121

			215,676

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.:
2.50%, 02/09/22		325	319,873
2.70%, 05/13/22		75	74,164
2.40%, 01/13/23		25	24,260
2.40%, 05/03/23		650	628,505
3.25%, 02/23/26		275	268,435
4.50%, 02/23/36		25	26,290
3.85%, 05/04/43		60	56,819
4.38%, 05/13/45		50	50,779
3.85%, 08/04/46		130	120,898
3.75%, 09/12/47		30	27,555
Dell International LLC(a):
4.42%, 06/15/21		350	349,423
5.45%, 06/15/23		25	25,441
8.35%, 07/15/46		75	81,209
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		150	150,388
3.50%, 10/05/21		150	150,413
NetApp, Inc., 3.38%, 06/15/21		70	69,735
Xerox Corp.:
3.50%, 08/20/20		30	29,106
3.62%, 03/15/23		37	33,287

			2,486,580

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.65%, 02/03/21		250	245,092

Tobacco — 0.5%
BAT Capital Corp.:
2.76%, 08/15/22		1,300	1,227,875
4.54%, 08/15/47		95	75,625
Reynolds American, Inc.:
4.45%, 06/12/25		215	207,311
7.00%, 08/04/41		98	105,287

			1,616,098

Trading Companies & Distributors — 0.5%
Air Lease Corp.:
3.88%, 04/01/21		75	75,095
3.50%, 01/15/22		310	305,069
3.75%, 02/01/22		200	197,911
2.63%, 07/01/22		100	94,790
2.75%, 01/15/23		80	75,700
Aviation Capital Group LLC(a):
2.88%, 01/20/22		100	96,762
3.88%, 05/01/23		235	230,236
GATX Corp., 4.55%, 11/07/28		95	93,688
International Lease Finance Corp.:
6.25%, 05/15/19		300	302,654
5.88%, 08/15/22		65	68,085

			1,539,990

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.13%, 07/16/22		200	195,686
Vodafone Group plc:
3.75%, 01/16/24		70	68,994
5.25%, 05/30/48		60	56,330

			321,010

Total Corporate Bonds — 52.4% (Cost: $157,357,392)			155,148,212

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Equity-Linked Notes — 3.0%

Aerospace & Defense — 0.1%
Merrill Lynch International & Co. (Boeing Co. (The)), 16.51%, 01/28/19	USD	—	(e)	$137,052
Merrill Lynch International & Co. (Lockheed Martin Corp.), 12.66%, 01/24/19		1		132,417
Merrill Lynch International & Co. (Raytheon Co.), 12.00%, 01/28/19		1		132,338

				401,807

Airlines — 0.1%
Citigroup, Inc. (Southwest Airlines Co.), 14.76%, 01/18/19(a)		3		133,268
Merrill Lynch International & Co. (United Continental Holdings, Inc.), 14.46%, 01/14/19		2		142,332

				275,600

Auto Components — 0.0%
Barclays Bank plc (Faurecia SA):
17.40%, 02/14/19	EUR	1		54,768
17.30%, 02/15/19		1		54,805

				109,573

Automobiles — 0.1%
Royal Bank of Canada (General Motors Co.), 18.85%, 01/30/19(a)	USD	4		140,041

Banks — 0.3%
BNP Paribas SA (BB&T Corp.), 12.46%, 01/15/19(a)		3		133,222
BNP Paribas SA (Comerica, Inc.), 15.54%, 01/08/19(a)		2		126,138
Credit Suisse AG (Wells Fargo & Co.), 9.40%, 01/15/19		3		130,739
Merrill Lynch International & Co. (US Bancorp), 11.20%, 01/14/19		3		131,075
Toronto-Dominion Bank (The) (Citigroup, Inc.), 13.76%, 01/15/19		2		123,196
Toronto-Dominion Bank (The) (JPMorgan Chase & Co.), 13.46%, 01/15/19		1		133,445

				777,815
Capital Markets — 0.1%(a)
BNP Paribas SA (Goldman Sachs Group, Inc. (The)), 12.47%, 01/08/19		1		115,450
BNP Paribas SA (Morgan Stanley), 14.51%, 01/08/19		3		131,453

				246,903

Chemicals — 0.0%
Merrill Lynch International & Co. (DowDuPont, Inc.), 12.27%, 02/01/19		3		139,569

Communications Equipment — 0.0%
UBS AG (Cisco Systems, Inc.), 12.40%, 02/11/19(a)		3		139,816

Construction Materials — 0.0%
Citigroup, Inc. (Eagle Materials, Inc.)(a):
14.82%, 01/25/19		1		64,898
14.45%, 01/28/19		1		64,964

				129,862

Consumer Finance — 0.0%
BNP Paribas SA (American Express Co.), 10.71%, 01/17/19(a)		1		137,395

Electronic Equipment, Instruments & Components — 0.1%
BNP Paribas SA (Corning, Inc.), 11.43%, 01/29/19(a)		5		144,996

Equity Real Estate Investment Trusts (REITs) — 0.1%
Royal Bank of Canada (Simon Property Group, Inc.), 11.78%, 01/25/19(a)		1		140,524

Security		Par (000)		Value

Food & Staples Retailing — 0.1%
Societe Generale SA (Sysco Corp.), 11.53%, 02/05/19	USD	2		$141,212

Health Care Equipment & Supplies — 0.1%
Citigroup, Inc. (Abbott Laboratories), 8.36%, 01/14/19(a)		2		153,663

Health Care Providers & Services — 0.0%
BNP Paribas SA (UnitedHealth Group, Inc.), 8.72%, 01/08/19(a)		1		138,994

Hotels, Restaurants & Leisure — 0.2%
BNP Paribas SA (McDonald’s Corp.), 9.84%, 01/17/19(a)		1		150,784
Citigroup, Inc. (Brinker International, Inc.)(a):
22.87%, 01/25/19		2		75,210
22.27%, 01/28/19		2		75,252
Credit Suisse AG (Las Vegas Sands Corp.), 17.00%, 01/23/19		3		144,792
Royal Bank of Canada (Domino’s Pizza, Inc.)(a):
13.22%, 01/11/19		—	(e)	72,466
12.80%, 01/14/19		—	(e)	72,470

				590,974

Industrial Conglomerates — 0.0%
Canadian Imperial Bank of Commerce (Honeywell International, Inc.), 10.09%, 01/23/19		1		138,211

Interactive Media & Services — 0.1%
Societe Generale SA (Alphabet, Inc.), 11.64%, 01/30/19		—	(e)	144,210
Societe Generale SA (TripAdvisor, Inc.), 15.48%, 02/12/19		2		129,446

				273,656

IT Services — 0.2%
BNP Paribas SA (Alliance Data Systems Corp.), 13.55%, 01/17/19(a)		1		104,320
BNP Paribas SA (PayPal Holdings, Inc.), 14.82%, 01/17/19(a)		2		144,271
Goldman Sachs International (Visa, Inc.), 10.07%, 01/25/19		1		141,859
Societe Generale SA (Cognizant Technology Solutions Corp.), 12.72%, 02/05/19		2		136,382

				526,832

Life Sciences Tools & Services — 0.0%
Societe Generale SA (Thermo Fisher Scientific, Inc.), 10.84%, 01/29/19		1		135,934

Machinery — 0.2%
BNP Paribas SA (Caterpillar, Inc.), 15.31%, 01/17/19(a)		1		154,658
Merrill Lynch International & Co. (Ingersoll-Rand plc):
8.72%, 01/22/19(a)		2		145,716
11.34%, 01/28/19		2		147,356

				447,730

Media — 0.1%
Canadian Imperial Bank of Commerce (Comcast Corp.), 16.10%, 01/22/19		4		144,495

Metals & Mining — 0.1%
Societe Generale SA (BHP Group Ltd.), 11.81%, 02/15/19	GBP	7		145,944

Multiline Retail — 0.0%
Goldman Sachs International (Macy’s, Inc.):
32.84%, 02/13/19	USD	2		69,884
32.22%, 02/14/19		2		69,878

				139,762

Oil, Gas & Consumable Fuels — 0.2%
Citigroup, Inc. (Kinder Morgan, Inc.), 11.66%, 01/15/19(a)		9		141,496
Merrill Lynch International & Co. (Williams Cos., Inc. (The)), 16.48%, 02/07/19		6		132,939

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Royal Bank of Canada (ConocoPhillips)(a):
15.71%, 01/28/19	USD	2		$139,177
13.64%, 01/30/19		2		145,267
Royal Bank of Canada (Exxon Mobil Corp.), 10.21%, 02/01/19(a)		2		127,971

				686,850

Personal Products — 0.1%
Royal Bank of Canada (Estee Lauder Cos., Inc. (The)), 11.88%, 02/01/19(a)		1		140,683

Pharmaceuticals — 0.3%
BNP Paribas SA (Merck & Co., Inc.)(a):
11.80%, 01/23/19		2		156,554
10.69%, 01/30/19		2		150,461
BNP Paribas SA (Pfizer, Inc.), 8.25%, 01/29/19(a)		3		150,374
BNP Paribas SA (Zoetis, Inc.), 10.32%, 01/25/19		2		135,442
Societe Generale SA (Eli Lilly & Co.), 10.70%, 02/12/19		1		147,727

				740,558

Road & Rail — 0.1%
Merrill Lynch International & Co. (CSX Corp.), 13.84%, 01/14/19		2		132,553
Merrill Lynch International & Co. (Kansas City Southern), 13.22%, 01/07/19		1		135,026
Merrill Lynch International & Co. (Norfolk Southern Corp.), 15.13%, 01/28/19		1		140,608

				408,187

Semiconductors & Semiconductor Equipment — 0.1%
UBS AG (Intel Corp.), 16.40%, 01/23/19(a)		3		151,620

Specialty Retail — 0.0%
BNP Paribas SA (Ulta Beauty, Inc.), 14.96%, 01/25/19		—	(e)	120,213

Textiles, Apparel & Luxury Goods — 0.1%
Barclays Bank plc (Kering SA), 13.95%, 02/08/19	EUR	—	(e)	146,044
Barclays Bank plc (Moncler SpA), 11.20%, 02/22/19		4		134,766
UBS AG (Tapestry, Inc.)(a):
14.20%, 01/31/19	USD	2		61,024
14.40%, 02/01/19		2		61,049

				402,883

Tobacco — 0.1%
Canadian Imperial Bank of Commerce (Philip Morris International, Inc.), 12.15%, 01/07/19		2		113,076
Merrill Lynch International & Co. (Altria Group, Inc.), 12.71%, 01/28/19		2		119,625

				232,701

Trading Companies & Distributors — 0.0%
Citigroup, Inc. (United Rentals, Inc.), 22.53%, 01/18/19(a)		1		137,711

Total Equity-Linked Notes — 3.0% (Cost: $9,641,880)				8,782,714

		Shares

Investment Companies — 33.3%
BlackRock Allocation Target Shares: Series A Portfolio(i)		787,047		7,768,151
BlackRock Floating Rate Income Portfolio, Class K(i)		3,748,146		36,282,053
BlackRock GNMA Portfolio, Class K(i)		1,532,692		13,993,482
BlackRock High Yield Bond Portfolio, Class K(i)		2,880,776		20,568,740
BlackRock Low Duration Bond Portfolio, Class K(i)		1,451,643		13,703,514
iShares Core High Dividend ETF(i)		40,648		3,429,878
iShares International Select Dividend ETF(i)		34,638		994,457

Security		Shares	Value

Investment Companies (continued)
WisdomTree International Equity Fund		41,766	$1,946,296

Total Investment Companies — 33.3% (Cost: $101,491,942)			98,686,571

		Par (000)

Preferred Securities — 2.1%(f)

Capital Trusts — 1.4%(c)

Banks — 0.7%
Bank of America Corp., Series X, 6.25%(g)	USD	100	98,800
Citigroup, Inc.:
Series Q, 5.95%		125	120,625
5.90%		310	288,920
Series P, 5.95%		149	134,845
Fifth Third Bancorp, Series J, 4.90%		125	120,000
JPMorgan Chase & Co., Series Z, 5.30%		375	370,312
M&T Bank Corp., Series F, 5.13%		50	47,375
SunTrust Banks, Inc.:
Series G, 5.05%		450	394,875
Series H, 5.13%		75	63,629
Wells Fargo & Co., Series U, 5.87%		375	370,669

			2,010,050

Capital Markets — 0.0%
Goldman Sachs Group, Inc. (The) :
Series M, 5.38%		60	57,976
Series P, 5.00%		42	35,171

			93,147

Consumer Finance — 0.1%
Discover Financial Services, Series C, 5.50%		100	83,083
General Motors Financial Co., Inc., Series A, 5.75%(g)		202	161,095

			244,178

Diversified Financial Services — 0.2%
Voya Financial, Inc., Series A, 6.13%		475	450,656

Insurance — 0.2%
Progressive Corp. (The), Series B, 5.38%		490	459,155
XLIT Ltd., Series E, 4.89%		125	116,635

			575,790

Oil, Gas & Consumable Fuels — 0.2%
Andeavor Logistics LP, Series A, 6.87%		400	356,000
EnLink Midstream Partners LP, Series C, 6.00%		100	72,689
Plains All American Pipeline LP, Series B, 6.13%		425	357,000

			785,689

Total Capital Trusts — 1.4% (Cost: $4,465,966)			4,159,510

		Shares

Preferred Stocks — 0.4%(c)

Banks — 0.1%
KeyCorp, Series E, 6.13%		8,000	206,560

Capital Markets — 0.3%
Morgan Stanley :
Series E, 7.13%		25,000	659,250
Series K, 5.85%		15,000	364,200

			1,023,450

Consumer Finance — 0.0%
SLM Corp., Series B, 4.49%		500	29,450

Total Preferred Stocks — 0.4% (Cost: $1,289,389)			1,259,460

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Trust Preferreds — 0.3%

Capital Markets — 0.2%
State Street Corp., 3.79%, 06/15/47	788,000	$618,580

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.55%, 12/21/65(a)	100,000	77,750

Total Trust Preferreds — 0.3% (Cost: $772,250)		696,330

Total Preferred Securities — 2.1% (Cost: $6,527,605)		6,115,300

Total Long-Term Investments — 96.9% (Cost: $293,414,596)		286,910,790

Short-Term Securities — 2.0%(h)(i)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%	5,960,930	5,960,930

Total Short-Term Securities — 2.0% (Cost: $5,960,930)		5,960,930

Total Investments — 98.9% (Cost: $299,375,526)		292,871,720

Other Assets Less Liabilities — 1.1%		3,358,843

Net Assets — 100.0%		$296,230,563

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Perpetual security with no stated maturity date.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Amount is less than $500.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Non-income producing security.
(h)	Annualized 7-day yield as of period end.

(i)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,000,573	1,960,357	(b)	—	5,960,930	$5,960,930	$101,975		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	0	(b)	—	—	—	61,671	(c)	(1,057)	—
BlackRock Allocation Target Shares: Series A Portfolio	1,081,153	896,364		(1,190,470)	787,047	7,768,151	691,613		(147,177)	(183,445)
BlackRock Floating Rate Income Portfolio, Class K	3,091,209	1,419,689		(762,752)	3,748,146	36,282,053	1,666,014		21,084	(1,871,407)
BlackRock GNMA Portfolio, Class K	—	1,532,692		—	1,532,692	13,993,482	29,088		24,233	33,938
BlackRock High Yield Bond Portfolio, Class K	—	2,880,776		—	2,880,776	20,568,740	103,441		30,697	(715,581)
BlackRock Low Duration Bond Portfolio, Class K	—	2,297,293		(845,650)	1,451,643	13,703,514	22,423		1,659	14,494
iShares 0-5 Year High Yield Corporate Bond ETF	340,669	23,691		(364,360)	—	—	788,256		(576,791)	113,321
iShares 1-3 Year Credit Bond ETF	24,638	301,014		(325,652)	—	—	103,083		(87,242)	3,436
iShares Core High Dividend ETF	40,648	—		—	40,648	3,429,878	125,803		—	(234,132)
iShares Floating Rate Bond ETF	259,178	—		(259,178)	—	—	164,595		1,965	24,416
iShares International Select Dividend ETF	34,638	—		—	34,638	994,457	58,972		—	(175,961)
iShares MBS ETF	—	136,480		(136,480)	—	—	53,589		77,070	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	88,931		(88,931)	—	—	45,115		(91,016)	—
iShares U.S. Preferred Stock ETF	—	132,142		(132,142)	—	—	—		(41,260)	—

						$102,701,205	$4,015,638		$(787,835)	$(2,990,921)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	21	03/15/19	$2,630	$(89,267)
U.S. Treasury 2 Year Note	188	03/29/19	39,915	275,852
U.S. Treasury 5 Year Note	54	03/29/19	6,193	103,924

				290,509

Short Contracts
EUR Currency	5	03/18/19	720	(3,542)
U.S. Treasury 10 Year Note	98	03/20/19	11,958	(279,881)
U.S. Treasury 10 Year Ultra Bond	24	03/20/19	3,122	(100,912)
U.S. Treasury Long Bond	37	03/20/19	5,402	(255,009)
U.S. Treasury Ultra Bond	26	03/20/19	4,177	(220,427)

				(859,771)

				$(569,262)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pitney Bowes, Inc.	1.00%	Quarterly	Credit Suisse International	03/20/19	USD	750	$(1,055)	$232	$(1,287)
Warner Media LLC	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	225	(4,004)	(1,396)	(2,608)
Western Union Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/21	USD	100	(513)	280	(793)

							$(5,572)	$(884)	$(4,688)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/21	BBB-	USD	475	$(1,432)	$(9,190)	$7,758

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$512	$(10,586)	$7,758	$(4,688)	$—

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$379,776	$—	$379,776
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	8,270	—	—	—	—	8,270

	$—	$8,270	$—	$—	$379,776	$—	$388,046

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$89,267	$3,542	$856,229	$—	$949,038
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	15,274	—	—	—	—	15,274

	$—	$15,274	$89,267	$3,542	$856,229	$—	$964,312

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$73,669	$36,287	$1,601,000	$—	$1,710,956
Options purchased(a)	—	—	5,597	—	—	—	5,597
Swaps	—	309	—	—	—	—	309

	$—	$309	$79,266	$36,287	$1,601,000	$—	$1,716,862

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(80,784)	$25,229	$(529,903)	$—	$(585,458)
Swaps	—	905	—	—	—	—	905

	$—	$905	$(80,784)	$25,229	$(529,903)	$—	$(584,553)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,044,826
Average notional value of contracts — short	33,104,648
Options:
Average value of option contracts purchased	—	(a)
Credit default swaps:
Average notional value — buy protection	1,075,000
Average notional value — sell protection	475,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$60,097	$82,755
Swaps — OTC(a)	8,270	15,274

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$68,367	$98,029
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(60,097)	(82,755)

Total derivative assets and liabilities subject to an MNA	$8,270	$15,274

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Credit Suisse International	$232	$(232)	$—	$—	$—
JPMorgan Chase Bank NA	280	(280)	—	—	—
Morgan Stanley & Co. International plc	7,758	(7,758)	—	—	—

	$8,270	$(8,270)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Credit Suisse International	$1,287	$(232)	$—	$—	$1,055
JPMorgan Chase Bank NA	4,797	(280)	—	—	4,517
Morgan Stanley & Co. International plc	9,190	(7,758)	—	—	1,432

	$15,274	$(8,270)	$—	$—	$7,004

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$18,177,993	$—	$18,177,993
Corporate Bonds(a)	—	155,148,212	—	155,148,212
Equity-Linked Notes(a)	—	8,782,714	—	8,782,714
Investment Companies	98,686,571	—	—	98,686,571
Preferred Securities:
Banks	206,560	2,010,050	—	2,216,610
Capital Markets	1,023,450	711,727	—	1,735,177
Commercial Services & Supplies	—	77,750	—	77,750
Consumer Finance	29,450	244,178	—	273,628
Diversified Financial Services	—	450,656	—	450,656
Insurance	—	575,790	—	575,790
Oil, Gas & Consumable Fuels	—	785,689	—	785,689
Short-Term Securities	5,960,930	—	—	5,960,930

	$105,906,961	$186,964,759	$—	$292,871,720

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Managed Income Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$7,758	$—	$7,758
Interest rate contracts	379,776	—	—	379,776
Liabilities:
Credit contracts	—	(4,688)	—	(4,688)
Equity contracts	(89,267)	—	—	(89,267)
Foreign currency exchange contracts	(3,542)	—	—	(3,542)
Interest rate contracts	(856,229)	—	—	(856,229)

	$(569,262)	$3,070	$—	$(566,192)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps and futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Inflation Protected Bond Portfolio (a)	BlackRock Managed Income Fund

ASSETS
Investments at value — unaffiliated(b)	$2,381,973,713	$190,170,515
Investments at value — affiliated(c)	3,096,013	102,701,205
Cash	502,832	87,574
Cash pledged:
Futures contracts	4,198,820	422,000
Centrally cleared swaps	4,520,000	—
Foreign currency at value(d)	12,182,129	109,228
Receivables:
Investments sold	10,175,874	—
Securities lending income — affiliated	—	1,338
TBA sale commitments	38,041,213	—
Capital shares sold	5,277,339	4,371,652
Dividends — affiliated	10,068	21,181
Dividends — unaffiliated	791	42,865
Interest — unaffiliated	7,316,933	1,769,095
From the Manager	824,985	—
Variation margin on futures contracts	101,314	60,097
Variation margin on centrally cleared swaps	205,677	—
Swap premiums paid	—	512
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,828,048	—
OTC swaps	—	7,758
Prepaid expenses	47,065	41,979
Other assets	—	1,787

Total assets	2,470,302,814	299,808,786

LIABILITIES
Options written at value(e)	183,030	—
TBA sale commitments at value(f)	38,209,518	—
Reverse repurchase agreements at value	190,086,887	—
Payables:
Investments purchased	101,654,955	448,263
Administration fees	70,952	—
Board realignment and consolidation	612,164	6,942
Capital shares redeemed	13,509,487	2,550,362
Custodian fees	31,877	10,422
Income dividend distributions	449,726	100,176
Investment advisory fees	405,768	—
Trustees’ and Officer’s fees	10,979	3,941
Other affiliates	3,627	6
Professional fees	84,878	114,878
Service and distribution fees	154,933	30,236
Transfer agent fees	658,812	69,559
To the Manager	—	7,687
Other accrued expenses	190,613	137,722
Variation margin on futures contracts	543,400	82,755
Swap premiums received	—	10,586
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,882,861	—
OTC swaps	—	4,688

Total liabilities	351,744,467	3,578,223

NET ASSETS	$2,118,558,347	$296,230,563

NET ASSETS CONSIST OF
Paid-in capital	$2,211,478,898	$305,476,653
Accumulated loss	(92,920,551)	(9,246,090)

NET ASSETS	$2,118,558,347	$296,230,563

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$2,399,622,966	$193,976,893
(c) Investments at cost — affiliated	$3,096,013	$105,398,633
(d) Foreign currency at cost	$12,224,328	$109,241
(e) Premiums received	$1,392,288	$—
(f) Proceeds from TBA sale commitments	$38,041,213	$—

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock Inflation Protected Bond Portfolio (a)	BlackRock Managed Income Fund

NET ASSET VALUE

Institutional
Net assets	$1,434,877,209	$117,903,696

Share outstanding(g)	140,243,902	12,338,491

Net asset value	$10.23	$9.56

Service
Net assets	$21,040,304	—

Share outstanding(g)	2,083,852	—

Net asset value	$10.10	—

Investor A
Net assets	$248,530,393	$107,313,668

Share outstanding(g)	24,880,253	11,228,013

Net asset value	$9.99	$9.56

Investor C
Net assets	$99,107,512	$11,983,095

Share outstanding(g)	10,261,554	1,252,869

Net asset value	$9.66	$9.56

Class K
Net assets	$315,002,929	$59,030,104

Share outstanding(g)	31,280,979	6,161,870

Net asset value	$10.07	$9.58

(a)	Consolidated Statement of Assets and Liabilities
(g)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations

Year Ended December 31, 2018

	BlackRock Inflation Protected Bond Portfolio (a)	BlackRock Managed Income Fund

INVESTMENT INCOME
Dividends — affiliated	$177,309	$3,953,967
Dividends — unaffiliated	38,899	139,856
Interest — unaffiliated	73,616,798 (b)	5,197,087
Securities lending income — affiliated — net	—	61,671
Foreign taxes withheld	(1,266)	(1,462)

Total investment income	73,831,740	9,351,119

EXPENSES
Investment advisory	5,690,821	752,720
Transfer agent — class specific	2,946,451	114,166
Service and distribution — class specific	1,956,844	259,349
Administration	902,836	91,403
Board realignment and consolidation	612,164	7,066
Administration — class specific	465,854	43,007
Accounting services	200,975	53,655
Registration	130,247	78,379
Printing	127,548	75,251
Professional	119,610	172,851
Custodian	62,769	33,116
Trustees and Officer	41,557	18,079
Miscellaneous	73,124	44,750

Total expenses excluding interest expense	13,330,800	1,743,792
Interest expense	3,685,212	—

Total expenses	17,016,012	1,743,792
Less:
Transfer agent fees waived and/or reimbursed — class specific	(1,957,841)	(36,726)
Fees waived and/or reimbursed by the Manager	(1,159,961)	(849,035)
Administration fees waived — class specific	(464,737)	(43,007)

Total expenses after fees waived and/or reimbursed	13,433,473	815,024

Net investment income	60,398,267	8,536,095

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(35,050)	(905,172)
Investments — unaffiliated	(19,938,853)	(2,247,626)
Capital gain distributions from investment companies — affiliated	—	117,337
Forward foreign currency exchange contracts	2,956,865	—
Foreign currency transactions	(1,084,306)	(6,101)
Futures contracts	(2,916,322)	1,710,956
Options written	3,850,555	—
Swaps	7,224,794	309

	(9,942,317)	(1,330,297)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	(2,990,921)
Investments — unaffiliated	(89,021,473)	(5,891,580)
Forward foreign currency exchange contracts	(2,078,635)	—
Foreign currency translations	168,232	(5,872)
Futures contracts	(3,423,294)	(585,458)
Options written	(1,993,174)	—
Swaps	144,765	905

	(96,203,579)	(9,472,926)

Net realized and unrealized loss	(106,145,896)	(10,803,223)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,747,629)	$(2,267,128)

(a)	Consolidated Statement of Operations
(b)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio (a)		BlackRock Managed Income Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$60,398,267	$53,913,498	$8,536,095	$5,295,096
Net realized gain (loss)	(9,942,317)	29,707,526	(1,330,297)	47,865
Net change in unrealized appreciation (depreciation)	(96,203,579)	(11,612,052)	(9,472,926)	2,041,788

Net increase (decrease) in net assets resulting from operations	(45,747,629)	72,008,972	(2,267,128)	7,384,749

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
From net investment income and net realized gain:
Institutional	(37,380,388)	(33,756,467)	(3,135,644)	(1,746,870)
Service	(595,738)	(655,376)	—	—
Investor A	(6,246,301)	(6,643,212)	(3,237,295)	(2,187,409)
Investor C	(2,176,312)	(2,506,956)	(225,768)	(85,444)
Class K	(9,094,818)	(9,839,967)	(2,509,731)	(2,515,351)
From return of capital:
Institutional	(4,121,235)	(151,873)	—	—
Service	(65,681)	(2,949)	—	—
Investor A	(688,662)	(29,888)	—	—
Investor C	(239,941)	(11,279)	—	—
Class K	(1,002,715)	(44,271)	—	—

Decrease in net assets resulting from distributions to shareholders	(61,611,791)	(53,642,238)	(9,108,438)	(6,535,074)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(294,508,769)	33,494,491	132,795,496	62,259,383

NET ASSETS(c)
Total increase (decrease) in net assets	(401,868,189)	51,861,225	121,419,930	63,109,058
Beginning of year	2,520,426,536	2,468,565,311	174,810,633	111,701,575

End of year	$2,118,558,347	$2,520,426,536	$296,230,563	$174,810,633

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Year Ended December 31,				Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
	2018 (a)		2017 (a)				2016 (a)	2015	2014

Net asset value, beginning of period	$10.71		$10.62		$10.89		$10.58	$10.94	$11.23

Net investment income(b)	0.28		0.24		0.06		0.11	0.11	0.23
Net realized and unrealized gain (loss)	(0.48)		0.09		(0.32)		0.51	(0.34)	(0.10)

Net increase (decrease) from investment operations	(0.20)		0.33		(0.26)		0.62	(0.23)	0.13

Distributions(c)
From net investment income	(0.25)		(0.24)		—		(0.20)	(0.13)	(0.27)
From net realized gain	—		—		—		—	—	(0.15)
From return of capital	(0.03)		(0.00	)(d)	(0.01)		(0.11)	—	—

Total distributions	(0.28)		(0.24)		(0.01)		(0.31)	(0.13)	(0.42)

Net asset value, end of period	$10.23		$10.71		$10.62		$10.89	$10.58	$10.94

Total Return(e)
Based on net asset value	(1.88)%		3.09%		(2.35	)%(f)	5.97%	(2.16)%	1.19%

Ratios to Average Net Assets
Total expenses(g)	0.63%		0.56%		0.61	%(h)	0.60%	0.62%	0.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50%		0.40%		0.40	%(h)	0.48%	0.47%	0.46%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.34%		0.35%		0.36	%(h)	0.42%	0.44%	0.44%

Net investment income	2.67%		2.26%		2.06	%(h)	0.99%	0.99%	2.08%

Supplemental Data
Net assets, end of period (000)	$1,434,877		$1,554,098		$1,485,583		$1,584,439	$1,758,366	$1,187,477

Portfolio turnover rate	176	%(i)	76%		7%		45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.61%	0.63%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 172%.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)

	Service
	Year Ended December 31,				Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
	2018 (a)		2017 (a)				2016 (a)	2015	2014

Net asset value, beginning of period	$10.57		$10.50		$10.77		$10.49	$10.88	$11.18

Net investment income (loss)(b)	0.25		0.20		0.05		0.08	(0.01)	0.20
Net realized and unrealized gain (loss)	(0.46)		0.09		(0.31)		0.50	(0.26)	(0.10)

Net increase (decrease) from investment operations	(0.21)		0.29		(0.26)		0.58	(0.27)	0.10

Distributions(c)
From net investment income	(0.23)		(0.22)		—		(0.19)	(0.12)	(0.25)
From net realized gain	—		—		—		—	—	(0.15)
From return of capital	(0.03)		(0.00	)(d)	(0.01)		(0.11)	—	—

Total distributions	(0.26)		(0.22)		(0.01)		(0.30)	(0.12)	(0.40)

Net asset value, end of period	$10.10		$10.57		$10.50		$10.77	$10.49	$10.88

Total Return(e)
Based on net asset value	(2.03)%		2.74%		(2.38	)%(f)	5.66%	(2.47)%	0.93%

Ratios to Average Net Assets
Total expenses(g)	0.95%		0.82%		0.86	%(h)	0.86%	0.93%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%		0.65%		0.66	%(h)	0.78%	0.78%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.59%		0.60%		0.62	%(h)	0.71%	0.75%	0.75%

Net investment income (loss)	2.46%		1.94%		1.80	%(h)	0.73%	(0.08)%	1.82%

Supplemental Data
Net assets, end of period (000)	$21,040		$28,986		$41,422		$44,565	$41,926	$44,373

Portfolio turnover rate	176	%(i)	76%		7%		45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.86%	0.91%	0.92%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 172%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)

	Investor A
	Year Ended December 31,				Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
	2018 (a)		2017 (a)				2016 (a)	2015	2014

Net asset value, beginning of period	$10.46		$10.39		$10.65		$10.38	$10.77	$11.07

Net investment income (loss)(b)	0.25		0.21		0.05		0.05	(0.02)	0.16
Net realized and unrealized gain (loss)	(0.46)		0.07		(0.30)		0.52	(0.25)	(0.06)

Net increase (decrease) from investment operations	(0.21)		0.28		(0.25)		0.57	(0.27)	0.10

Distributions(c)
From net investment income	(0.23)		(0.21)		—		(0.21)	(0.12)	(0.25)
From net realized gain	—		—		—		—	—	(0.15)
From return of capital	(0.03)		(0.00	)(d)	(0.01)		(0.09)	—	—

Total distributions	(0.26)		(0.21)		(0.01)		(0.30)	(0.12)	(0.40)

Net asset value, end of period	$9.99		$10.46		$10.39		$10.65	$10.38	$10.77

Total Return(e)
Based on net asset value	(2.08)%		2.75%		(2.32	)%(f)	5.59%	(2.49)%	0.95%

Ratios to Average Net Assets
Total expenses(g)	1.13%		0.95%		1.02	%(h)	0.96%	0.97%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%		0.65%		0.66	%(h)	0.83%	0.79%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.59%		0.60%		0.62	%(h)	0.76%	0.76%	0.76%

Net investment income (loss)	2.42%		1.98%		1.80	%(h)	0.45%	(0.14)%	1.45%

Supplemental Data
Net assets, end of period (000)	$248,530		$301,045		$352,596		$358,182	$476,282	$651,951

Portfolio turnover rate	176	%(i)	76%		7%		45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.95%	1.02%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 172%.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)

	Investor C
	Year Ended December 31,				Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
	2018 (a)		2017 (a)				2016 (a)	2015	2014

Net asset value, beginning of period	$10.13		$10.09		$10.36		$10.16	$10.62	$10.95

Net investment income (loss)(b)	0.17		0.13		0.03		(0.02)	(0.09)	0.11
Net realized and unrealized gain (loss)	(0.44)		0.07		(0.29)		0.50	(0.25)	(0.09)

Net increase (decrease) from investment operations	(0.27)		0.20		(0.26)		0.48	(0.34)	0.02

Distributions(c)
From net investment income	(0.18)		(0.16)		—		(0.20)	(0.12)	(0.20)
From net realized gain	—		—		—		—	—	(0.15)
From return of capital	(0.02)		(0.00	)(d)	(0.01)		(0.08)	—	—

Total distributions	(0.20)		(0.16)		(0.01)		(0.28)	(0.12)	(0.35)

Net asset value, end of period	$9.66		$10.13		$10.09		$10.36	$10.16	$10.62

Total Return(e)
Based on net asset value	(2.75)%		1.97%		(2.51	)%(f)	4.83%	(3.22)%	0.24%

Ratios to Average Net Assets
Total expenses(g)	1.63%		1.58%		1.61	%(h)	1.60%	1.65%	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.50%		1.40%		1.41	%(h)	1.53%	1.51%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.34%		1.35%		1.37	%(h)	1.47%	1.48%	1.47%

Net investment income (loss)	1.68%		1.25%		1.06	%(h)	(0.15)%	(0.86)%	0.98%

Supplemental Data
Net assets, end of period (000)	$99,108		$138,050		$183,525		$197,741	$243,707	$317,089

Portfolio turnover rate	176	%(i)	76%		7%		45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Expense ratios	N/A	N/A	1.61%	N/A	1.65%	N/A

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 172%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)

	Class K
	Year Ended December 31,				Period from 10/01/2016 to 12/31/2016 (a)		Year Ended September 30,
	2018 (a)		2017 (a)				2016 (a)	2015		2014

Net asset value, beginning of period	$10.54		$10.45		$10.71		$10.41	$10.75		$11.02

Net investment income(b)	0.28		0.24		0.06		0.14	0.05		0.24
Net realized and unrealized gain (loss)	(0.47)		0.08		(0.31)		0.47	(0.26)		(0.09)

Net increase (decrease) from investment operations	(0.19)		0.32		(0.25)		0.61	(0.21)		0.15

Distributions(c)
From net investment income	(0.25)		(0.23)		—		(0.19)	(0.13)		(0.27)
From net realized gain	—		—		—		—	—		(0.15)
From return of capital	(0.03)		(0.00	)(d)	(0.01)		(0.12)	—		—

Total distributions	(0.28)		(0.23)		(0.01)		(0.31)	(0.13)		(0.42)

Net asset value, end of period	$10.07		$10.54		$10.45		$10.71	$10.41		$10.75

Total Return(e)
Based on net asset value	(1.81)%		3.14%		(2.29	)%(f)	5.98%	(2.01)%		1.42%

Ratios to Average Net Assets
Total expenses	0.53%		0.43%		0.46	%(g)	0.47%	0.52	%(h)	0.51%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.45%		0.35%		0.34	%(g)	0.39%	0.35%		0.34%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.29%		0.30%		0.30	%(g)	0.32%	0.32%		0.32%

Net investment income	2.70%		2.29%		2.14	%(g)	1.29%	0.47%		2.20%

Supplemental Data
Net assets, end of period (000)	$315,003		$498,248		$405,439		$353,536	$363,660		$347,282

Portfolio turnover rate	176	%(i)	76%		7%		45%	61%		66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, there was no financial impact to the expense ratios.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 172%.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Institutional
	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016		Year Ended September 30,
	2018	2017			2016	2015	2014

Net asset value, beginning of period	$10.02	$9.95	$10.10		$9.61	$9.81	$10.12

Net investment income(a)	0.40	0.37	0.10		0.28	0.29	0.34
Net realized and unrealized gain (loss)	(0.46)	0.15	(0.04)		0.48	(0.21)	0.40

Net increase (decrease) from investment operations	(0.06)	0.52	0.06		0.76	0.08	0.74

Distributions(b)
From net investment income	(0.38)	(0.37)	(0.08)		(0.27)	(0.28)	(0.33)
From net realized gain	(0.02)	(0.08)	(0.13)		—	—	(0.72)

Total distributions	(0.40)	(0.45)	(0.21)		(0.27)	(0.28)	(1.05)

Net asset value, end of period	$9.56	$10.02	$9.95		$10.10	$9.61	$9.81

Total Return(c)
Based on net asset value	(0.57)%	5.29%	0.60	%(d)	8.06%	0.75%	7.75%

Ratios to Average Net Assets(e)
Total expenses(f)	0.72%	1.03%	1.26	%(g)	0.84%	0.99%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.27%	0.38%	0.36	%(g)	0.52%	0.55%	0.57%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.27%	0.38%	0.36	%(g)	0.52%	0.55%	0.55%

Net investment income	4.09%	3.74%	3.82	%(g)	2.85%	2.92%	3.50%

Supplemental Data
Net assets, end of period (000)	$117,904	$51,542	$23,083		$15,100	$8,135	$5,755

Portfolio turnover rate(h)	79%	68%	74%		67%	74%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Investments in underlying funds	0.17%	0.18%	0.22%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.98%	N/A	%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	100%	96%	75%	—%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)

	Investor A
	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016		Year Ended September 30,
	2018	2017			2016	2015	2014

Net asset value, beginning of period	$10.02	$9.95	$10.10		$9.61	$9.81	$10.14

Net investment income(a)	0.38	0.35	0.09		0.25	0.25	0.32
Net realized and unrealized gain (loss)	(0.46)	0.15	(0.04)		0.48	(0.21)	0.37

Net increase (decrease) from investment operations	(0.08)	0.50	0.05		0.73	0.04	0.69

Distributions(b)
From net investment income	(0.36)	(0.35)	(0.07)		(0.24)	(0.24)	(0.30)
From net realized gain	(0.02)	(0.08)	(0.13)		—	—	(0.72)

Total distributions	(0.38)	(0.43)	(0.20)		(0.24)	(0.24)	(1.02)

Net asset value, end of period	$9.56	$10.02	$9.95		$10.10	$9.61	$9.81

Total Return(c)
Based on net asset value	(0.82)%	5.03%	0.54	%(d)	7.74%	0.40%	7.20%

Ratios to Average Net Assets(e)
Total expenses(f)	0.95%	1.26%	1.50	%(g)	1.11%	1.31%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%	0.63%	0.61	%(g)	0.82%	0.90%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.52%	0.63%	0.61	%(g)	0.82%	0.90%	0.90%

Net investment income	3.83%	3.45%	3.52	%(g)	2.56%	2.55%	3.19%

Supplemental Data
Net assets, end of period (000)	$107,314	$59,591	$33,604		$29,957	$21,251	$8,854

Portfolio turnover rate(h)	79%	68%	74%		67%	74%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Investments in underlying funds	0.17%	0.18%	0.22%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.30%	1.26%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	100%	96%	75%	—%	—%	—%

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)

	Investor C
	Year Ended December 31,		Period from 10/03/2016 (a) to 12/31/2016
	2018	2017

Net asset value, beginning of period	$10.03	$9.96	$10.10

Net investment income(b)	0.31	0.28	0.07
Net realized and unrealized gain (loss)	(0.48)	0.14	(0.03)

Net increase (decrease) from investment operations	(0.17)	0.42	0.04

Distributions(c)
From net investment income	(0.28)	(0.27)	(0.05)
From net realized gain	(0.02)	(0.08)	(0.13)

Total distributions	(0.30)	(0.35)	(0.18)

Net asset value, end of period	$9.56	$10.03	$9.96

Total Return(d)
Based on net asset value	(1.67)%	4.24%	0.43	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.74%	1.95%	2.12	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.28%	1.38%	1.26	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.28%	1.38%	1.26	%(g)

Net investment income	3.11%	2.75%	2.76	%(g)

Supplemental Data
Net assets, end of period (000)	$11,983	$4,122	$693

Portfolio turnover rate(h)	79%	68%	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 10/03/2016 (a) to 12/31/2016
	2018	2017
Investments in underlying funds	0.17%	0.18%	0.22%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 10/03/2016 (a) to 12/31/2016
	2018	2017
Portfolio turnover rate (including equity-linked notes)	100%	96%	75%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund (continued)

	Class K
	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016		Year Ended September 30,
	2018	2017			2016	2015	2014

Net asset value, beginning of period	$10.05	$9.97	$10.12		$9.63	$9.83	$10.14

Net investment income(a)	0.41	0.38	0.10		0.29	0.30	0.35
Net realized and unrealized gain (loss)	(0.47)	0.16	(0.04)		0.48	(0.22)	0.39

Net increase (decrease) from investment operations	(0.06)	0.54	0.06		0.77	0.08	0.74

Distributions(b)
From net investment income	(0.39)	(0.38)	(0.08)		(0.28)	(0.28)	(0.33)
From net realized gain	(0.02)	(0.08)	(0.13)		—	—	(0.72)

Total distributions	(0.41)	(0.46)	(0.21)		(0.28)	(0.28)	(1.05)

Net asset value, end of period	$9.58	$10.05	$9.97		$10.12	$9.63	$9.83

Total Return(c)
Based on net asset value	(0.61)%	5.45%	0.62	%(d)	8.12%	0.83%	7.83%

Ratios to Average Net Assets(e)
Total expenses	0.64%	0.87%	1.07	%(f)	0.72%	0.89%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.22%	0.33%	0.31	%(f)	0.45%	0.45%	0.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.22%	0.33%	0.31	%(f)	0.45%	0.45%	0.45%

Net investment income	4.10%	3.76%	3.86	%(f)	2.95%	3.04%	3.58%

Supplemental Data
Net assets, end of period (000)	$59,030	$59,555	$54,321		$54,344	$50,141	$63,576

Portfolio turnover rate(g)	79%	68%	74%		67%	74%	70%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Investments in underlying funds	0.17%	0.18%	0.22%	0.01%	0.01%	0.01%

(f)	Annualized.
(g)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 10/01/2016 to 12/31/2016	Year Ended September 30,
	2018	2017		2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	100%	96%	75%	—%	—%	—%

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II and BlackRock Funds V (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Diversified
BlackRock Managed Income Fund	Managed Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Service, Investor A and Investor C, bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board of Trustees of BlackRock Funds II approved an Agreement and Plan of Reorganization with respect to the following target fund, (the “Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
Inflation Protected Bond	BlackRock Funds II	Inflation Protected Bond	BlackRock Funds V

The Reorganization was effected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of its Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the Reorganization, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
Inflation Protected Bond	219,522,028	1	219,522,028

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization was as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
Inflation Protected Bond	$2,259,265,901	$2,248,987,164	$2,257,206,569

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse the Acquiring Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of Inflation Protected Bond include the accounts of Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Inflation Protected Bond and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Inflation Protected Bond to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Inflation Protected Bond may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $178,885, which is less than 0.5% of Inflation Protected Bond’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2018, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Inflation Protected Bond, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Inflation Protected Bond’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (collectively, the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Service
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2018, the average amount of reverse repurchase agreements and the daily weighted average interest rate for Inflation Protected Bond were $167,834,704 and 2.29%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Reverse Repurchase Agreements

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Received (a)	Net Amount
Inflation Protected Bond
Credit Suisse Securities USA LLC	$(253,814)	$253,814	$—	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	(112,732,856)	112,732,856	—	—
Nomura Securities International, Inc.	(77,100,217)	77,100,217	—	—

	$(190,086,887)	$190,086,887	$—	$—

(a)

Net collateral including accrued interest with a value of $190,455,424 has been received/pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Options: Certain Funds purchases and writes call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate and inflation rate caps and floors — Interest rate and inflation rate caps and floors are entered into to gain or reduce exposure to interest rates and/or inflation rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trusts, on behalf of the Funds, entered into Investment Advisory Agreements with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.230
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

Managed Income
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Inflation Protected Bond pays the Manager based on the Fund’s, net assets which includes the assets of the Subsidiary.

With respect to Inflation Protected Bond, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of Inflation Protected Bond for which BIL serves as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Inflation Protected Bond to the Manager.

Prior to July 1, 2018, BIL, an affiliate of the Manager, served as a sub-adviser to Managed Income pursuant to a separate sub-advisory agreement with the Manager. The Manager paid BIL for services it provided for that portion of Managed Income for which it acted as sub-adviser, a monthly fee that was a percentage of the investment advisory fees paid by Managed Income to the Manager. Effective July 1, 2018, the sub-advisory agreement between the Manager and BIL, with respect to Managed Income, was terminated.

Service and Distribution Fees: The Trusts, on behalf of the Funds, entered into Distribution Agreements and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Total
Inflation Protected Bond	$64,555	$687,569	$1,204,720	$1,956,844
Managed Income	—	$196,662	$62,687	$259,349

Administration: The Trusts, on behalf of the Funds, entered into an Administration Agreements with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$306,238	$5,164	$55,001	$24,093	$75,358	$465,854
Managed Income	13,946	—	15,729	1,254	12,078	$43,007

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, Inflation Protected Bond paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Inflation Protected Bond	$16,663	$116	$696	$17,475

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$3,199	$135	$5,858	$2,359	$2,133	$13,684
Managed Income	$227	$—	$972	$347	$212	$1,758

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$1,735,276	$45,341	$986,444	$136,328	$43,062	$2,946,451
Managed Income	$55,506	$—	$51,479	$6,874	$307	$114,166

Other Fees: For the year ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Inflation Protected Bond	$4,939
Managed Income	17,611

For the year ended December 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
Inflation Protected Bond	$2,053	$4,091	$6,144
Managed Income	20,627	5,277	25,904

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived were as follows:

Inflation Protected Bond	$7,996
Managed Income	$4,158

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019 for Managed Income and April 30, 2020 for Inflation Protected Bond. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amounts waived in investment advisory fees pursuant to these agreements were as follows:

Inflation Protected Bond	$4,391
Managed Income	$364,539

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Class K
Inflation Protected Bond	0.34%	0.59%	0.59%	1.34%	0.29%
Managed Income	0.45	N/A	0.70	1.45	0.40

Prior to March 29, 2018, the expense limitations as a percentage of average daily net assets for Inflation Protected Bond were as follows:

	Institutional	Service	Investor A	Investor C	Class K
Inflation Protected Bond	0.35%	0.60%	0.60%	1.35%	0.30%

For the year ended December 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Inflation Protected Bond	$535,410

With respect to Managed Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses of the Fund excluding dividend expense, interest expense and certain other fund expenses. The expense limitation as a percentage of average daily net assets is 0.09% for Institutional, Investor A and Investor C shares and 0.04% for Class K shares. The Manager has agreed not to reduce or discontinue the contractual expense limitations through

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

April 30, 2019 for Managed Income Fund, and through April 30, 2020 for Inflation Protected Bond Fund, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2018, the Manager reimbursed $388,937 for Managed Income Fund, which is shown as fees waived and/or reimbursed by the Manager on the Statements of Operations. For the year ended December 31, 2018, the administration fees waived at the fund level were $91,401 for Managed Income. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$305,131	$5,164	$54,998	$24,091	$75,353	$464,737
Managed Income	$13,946	$—	$15,730	$1,253	$12,078	$43,007

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Total
Inflation Protected Bond	$959,500	$32,244	$847,271	$75,770	$43,056	$1,957,841
Managed Income	$20,622	$—	$12,116	$3,681	$307	$36,726

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amount reimbursed to Inflation Protected Bond was $612,164.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020
Inflation Protected Bond
Fund Level	$1,227,084	$535,410
Institutional	1,739,192	1,264,631
Service	37,811	37,408
Investor A	811,245	902,269
Investor C	211,595	99,861
Class K	137,130	118,409
Managed Income
Fund Level	663,767	480,338
Institutional	45,557	34,568
Investor A	53,887	27,846
Investor C	534	4,934
Class K	11,320	12,385

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2018:

	Inflation Protected Bond	Managed Income
Fund Level	$547,263	$174,034
Institutional	463,535	5,019
Service	12,290	—
Investor A	240,184	10,840
Investor C	56,454	—
Class K	28,377	2,425

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2018, Managed Income paid BIM $13,269 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities and equity-linked notes, were as follows:

	Inflation Protected Bond	Managed Income
Purchases
Non-U.S Government Securities	$393,627,685	$288,655,717
U.S Government Securities	3,877,727,428	59,482

Total Purchases	$4,271,355,113	$288,715,199

Sales
Non-U.S Government Securities	$465,031,590	$160,167,892
U.S Government Securities	4,136,717,217	60,218

Total Sales	$4,601,748,807	$160,228,110

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

	Inflation Protected Bond	Managed Income
Purchases and Sales — MDRs
Purchases	$93,249,545	$—
Sales	93,359,866	—

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, purchases and sales related to equity-linked notes were as follows:

	Inflation Protected Bond	Managed Income
Purchases and Sales — ELNs
Purchases	$—	$52,873,258
Sales	—	50,876,480

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the investment in a wholly owned subsidiary were reclassified to the following accounts:

	Inflation Protected Bond	Managed Income
Paid-in capital	$(399,677)	$—
Accumulated loss	399,677	—

The tax character of distributions paid was as follows:

	Inflation Protected Bond	Managed Income
Ordinary income
12/31/18	$55,493,557	$8,441,717
12/31/17	53,401,978	5,515,430
Long-Term Capital Gains
12/31/18	—	666,721
12/31/17	—	1,019,644
Return of Capital
12/31/18	6,118,234	—
12/31/17	240,260	—

Total
12/31/18	$61,611,791	$9,108,438

12/31/17	$53,642,238	$6,535,074

As of period end, the tax components of accumulated loss were as follows:

	Inflation Protected Bond	Managed Income
Undistributed ordinary income	$—	$170,156
Capital loss carryforwards	(59,103,157)	—
Net unrealized losses(a)	(29,933,131)	(6,605,078)
Qualified late-year losses(b)	(3,884,263)	(2,811,168)

	$(92,920,551)	$(9,246,090)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accounting for swap agreements.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Inflation Protected Bond
No expiration date	$59,103,157

During the year ended December 31, 2018, Managed Income utilized $258,552 of its capital loss carryforward.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Inflation Protected Bond	Managed Income
Tax cost	$2,414,570,772	$299,476,346

Gross unrealized appreciation	$24,319,875	$1,266,743
Gross unrealized depreciation	(53,681,552)	(7,897,930)

Net unrealized depreciation	$(29,361,677)	$(6,631,187)

9.	BANK BORROWINGS

The Trusts, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
Inflation Protected Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	45,913,520	$480,838,720	53,192,979	$567,227,426
Shares issued in reinvestment of distributions	3,795,676	39,767,793	3,016,163	32,167,874
Shares redeemed	(54,624,456)	(569,618,249)	(50,892,836)	(542,555,171)

Net increase (decrease)	(4,915,260)	$(49,011,736)	5,316,306	$56,840,129

Service
Shares sold	1,377,089	$14,271,702	1,183,160	$12,477,128
Shares issued in reinvestment of distributions	63,504	657,485	61,940	652,759
Shares redeemed	(2,098,659)	(21,645,350)	(2,448,511)	(25,842,887)

Net decrease	(658,066)	$(6,716,163)	(1,203,411)	$(12,713,000)

Investor A
Shares sold	8,184,850	$83,348,831	10,244,733	$106,839,585
Shares issued in reinvestment of distributions	651,676	6,672,476	618,693	6,446,700
Shares redeemed	(12,741,784)	(129,804,117)	(16,026,028)	(167,131,480)

Net decrease	(3,905,258)	$(39,782,810)	(5,162,602)	$(53,845,195)

Investor C
Shares sold	1,261,239	$12,473,950	1,144,996	$11,590,377
Shares issued in reinvestment of distributions	223,839	2,221,444	225,433	2,279,121
Shares redeemed	(4,846,858)	(47,604,471)	(5,935,867)	(60,024,889)

Net decrease	(3,361,780)	$(32,909,077)	(4,565,438)	$(46,155,391)

Class K
Shares sold	18,702,241	$192,961,493	24,178,588	$253,969,004
Shares issued in reinvestment of distributions	978,084	10,095,190	940,114	9,864,421
Shares redeemed	(35,684,176)	(369,145,666)	(16,619,040)	(174,465,477)

Net increase (decrease)	(16,003,851)	$(166,088,983)	8,499,662	$89,367,948

Total Net Increase (Decrease)	(28,844,215)	$(294,508,769)	2,884,517	$33,494,491

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/2018		Year Ended 12/31/2017
Managed Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,318,111	$120,518,405	4,683,747	$46,952,217
Shares issued in reinvestment of distributions	320,369	3,130,285	173,490	1,740,162
Shares redeemed	(5,442,547)	(53,325,917)	(2,034,329)	(20,408,973)

Net increase	7,195,933	$70,322,773	2,822,908	$28,283,406

Investor A
Shares sold	8,634,087	$84,953,043	5,169,329	$51,781,704
Shares issued in reinvestment of distributions	326,398	3,193,277	216,117	2,166,832
Shares redeemed	(3,677,947)	(36,153,773)	(2,816,570)	(28,241,145)

Net increase	5,282,538	$51,992,547	2,568,876	$25,707,391

Investor C
Shares sold	1,006,883	$9,868,377	371,972	$3,737,779
Shares issued in reinvestment of distributions	22,455	219,069	7,816	78,162
Shares redeemed	(187,459)	(1,851,256)	(38,383)	(386,341)

Net increase	841,879	$8,236,190	341,405	$3,429,600

Class K
Shares sold	1,206,570	$11,939,373	554,138	$5,565,674
Shares issued in reinvestment of distributions	192,238	1,889,441	188,430	1,895,086
Shares redeemed	(1,164,779)	(11,584,828)	(260,953)	(2,621,774)

Net increase	234,029	$2,243,986	481,615	$4,838,986

Total Net Increase	13,554,379	$132,795,496	6,214,804	$62,259,383

As of December 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 19,802 Investor C Shares of Managed Income Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Fund Name	Share Class	Net Investment Income	Net Realized Gain	Return of Capital
BlackRock Inflation Protected Bond	Institutional	$(33,756,467)	—	$(151,873)
	Service	(655,376)	—	(2,949)
	Investor A	(6,643,212)	—	(29,888)
	Investor C	(2,506,956)	—	(11,279)
	Class K	(9,839,967)	—	(44,271)
BlackRock Managed Income	Institutional	$(1,451,585)	$(295,285)	—
	Investor A	(1,807,636)	(379,773)	—
	Investor C	(66,783)	(18,661)	—
	Class K	(2,106,040)	(409,311)	—

Undistributed (distributions in excess of) net investment income as of December 31, 2017 is as follows:

Fund Name	Undistributed (Distributions in Excess of) Net Investment Income
BlackRock Inflation Protected Bond	$(11,470,481)
BlackRock Managed Income	46,966

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Inflation Protected Bond Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

On September 17, 2018, the Fund acquired the assets, subject to the liabilities of the BlackRock Inflation Protected Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II (the “Predecessor Trust”), through a reorganization (the “Reorganization”). The Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Predecessor Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement”) between the Predecessor Trust, on behalf of the Predecessor Fund, and the Manager. Similarly, the Sub-Advisory Agreement is substantially similar to the sub-advisory agreement (the “Predecessor Sub-Advisory Agreement” and together with the Predecessor Advisory Agreement the “Predecessor Agreements”) between the Manager and the Sub-Advisor, with respect to the Predecessor Fund.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund (and those provided to the Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s (and the Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreements. The Predecessor Agreements were most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreements were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreements. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to the Predecessor Fund); (b) the investment performance of the Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund and the Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund and the Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreements. These meetings were considered by the Board in evaluating approval of the Agreements. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of the Fund and the fees and expense ratios of the Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund and those provided to the Predecessor Fund and

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

the resulting performance of the Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of the Predecessor Fund. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Predecessor Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreements.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund (and those provided to the Predecessor Fund). The Board considered that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund (and provided the Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Predecessor Fund. In connection with its review of the Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of the Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Fund ranked in the second, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Fund’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Predecessor Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, considered that the Fund’s proposed contractual management fee rate was identical to the Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that the Fund’s estimated total net expense ratio was identical to the Predecessor Fund’s total expense ratio. The Board also considered the comparison of the Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreements.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Predecessor Fund, which would be the same services to be provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreements, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreements, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

In addition, the Board considered the estimated cost of the services to be provided to the Fund based on its review of the estimated cost of the services provided to the Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Fund to the Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund and the Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Predecessor Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund based on its review of the Predecessor Agreements, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund (and the Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreements.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Inflation Protected Bond Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Inflation Protected Bond Portfolio of BlackRock Funds V and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Income Fund and Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Managed Income Fund of BlackRock Funds II (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period from October 1, 2016 through December 31, 2016, and each of the three years in the period ended September 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period from October 1, 2016 through December 31, 2016, and each of the three years in the period ended September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2018 the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Months Paid	Inflation Protected Bond	Managed Income
Interest-Related Dividends for Non-U.S. Residents(a)	January 2018	100.00%	56.01%
	February — December 2018	100.00	58.53
Federal Obligation Interest(b)	January — December 2018	100.00	0.00
Qualified Dividend Income for Individuals(c)	January 2018	0.00	9.47
	February — December 2018	0.00	8.37
Dividends Qualifying for the Dividend Received Deductions for Corporations(c)	January — December 2018	0.00	3.77

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

IMPORTANT TAX INFORMATION	71

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software ) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
John F O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information  (continued)

Interested Trustees (a)(d) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005. With respect to Inflation Protected Bond, length of service includes service as a trustee of BlackRock Funds II.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.
(c) With respect to Inflation Protected Bond, length of service includes service as an officer of BlackRock Funds II.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. For Inflation Protected Bond’s, the newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. For Managed Income’s, the newly elected Trustees include seven former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Inflation Protected Bond only.

TRUSTEE AND OFFICER INFORMATION	75

Additional Information

General Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect Boards of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders of Inflation Protected Bond approved the Trustees* of BlackRock Funds V with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	5,681,237,134	34,155,316
Richard E. Cavanagh	5,683,014,052	32,378,399
Cynthia L. Egan	5,689,624,061	25,768,389
Frank J. Fabozzi	5,685,956,903	29,435,547
Robert Fairbairn	5,687,114,814	28,277,636
Henry Gabbay	5,684,019,280	31,373,170
R. Glenn Hubbard	5,685,110,636	30,281,814
W. Carl Kester	5,686,245,509	29,146,941
Catherine A. Lynch	5,689,695,451	25,697,000
John M. Perlowski	5,683,657,098	31,735,353
Karen P. Robards	5,688,174,287	27,218,163

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

Shareholders of Managed Income approved the Trustees* of BlackRock Funds II with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,768,557,322	23,393,649
Susan J. Carter	1,774,676,655	17,274,316
Collette Chilton	1,774,927,042	17,023,928
Neil A. Cotty	1,774,339,325	17,611,646
Robert Fairbairn	1,769,112,015	22,838,955
Lena G. Goldberg	1,773,958,033	17,992,937
Robert M. Hernandez	1,767,787,917	24,163,053
Henry R. Keizer	1,770,277,846	21,673,125
Cynthia A. Montgomery	1,774,347,865	17,603,105
Donald C. Opatrny	1,773,981,317	17,969,654
John M. Perlowski	1,768,934,834	23,016,137
Joseph P. Platt	1,771,958,912	19,992,058
Mark Stalnecker	1,774,409,896	17,541,074
Kenneth L. Urish	1,773,914,599	18,036,372
Claire A. Walton	1,774,960,910	16,990,060

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	77

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

CIBOR	Copenhagen Interbank Offered Rate

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

HICP	Harmonised Index of Consumer Price Index UKRPI

LIBOR	London Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

OTC	Over-The-Counter

STIBOR	Stockholm Interbank Offered Rate

TBA	To-be-announced

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Inflation Protected Bond Portfolio	$29,784	$29,810	$0	$0	$21,200	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Inflation Protected Bond Portfolio	$21,200	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: March 8, 2019